UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09917

SENTINEL VARIABLE PRODUCTS TRUST
(Exact name of registrant as specified in charter)

National Life Drive, Montpelier, Vermont			05604
(Address of principal executive offices)			(Zip code)

Sentinel Asset Management, Inc.
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(802) 229-3113

Date of fiscal year end:	December 31, 2015

Date of reporting period:	December 31, 2015

Annual Report

December 31, 2015

Sentinel Variable Products

Balanced Fund

Sentinel Variable Products

Bond Fund

Sentinel Variable Products

Common Stock Fund

Sentinel Variable Products

Mid Cap Fund

Sentinel Variable Products

Small Company Fund

www.sentinelinvestments.com

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Table of Contents

4	Message to Shareholders

5	Understanding your Sentinel Funds Financial Statements

6	Sentinel Variable Products Balanced Fund

11	Sentinel Variable Products Bond Fund

16	Sentinel Variable Products Common Stock Fund

21	Sentinel Variable Products Mid Cap Fund

26	Sentinel Variable Products Small Company Fund

32	Statement of Assets and Liabilities

34	Statement of Operations

36	Statement of Changes in Net Assets

38	Financial Highlights

40	Notes to Financial Statements

48	Report of Independent Registered Public Accounting Firm

49	Actual and Hypothetical Expenses for Comparison Purposes

50	Information and Services for Shareholders

51	Board Approval of Investment Advisory Agreements

53	Trustees & Officers

Message to Shareholders

Thomas H. Brownell President and Chief Executive Officer Sentinel Asset Management, Inc.

Dear Shareholders,

I am pleased to report that Sentinel accomplished a lot in fiscal year 2015. We continued to implement our corporate strategy that is designed to position the company for success in the years ahead. That strategy is focused on rationalizing our product offerings, and building out our investment teams with top notch, talented investment professionals. We also worked diligently last year to strengthen and expand our distribution relationships with key partners and alliances who value our investment process and philosophy. These enhancements should enable us to be a more focused competitor offering compelling investment solutions to you, our shareholders, in the years ahead.

Looking back, the capital markets were more volatile in the year ended December 31, 2015 than they have been in recent years. Despite equity markets reaching all-time highs in the first quarter, global equity markets sold off sharply during the third quarter on growing concerns of decelerating global growth, particularly in China. Commodity markets bore the brunt of this actual and projected slower economic growth, and accordingly, the Energy and Materials sectors of the equity markets dropped markedly in the last half of the fiscal year.

On the fixed income side, the corporate credit markets, despite relative calm in interest rates over the course of the year, also experienced recent bouts of significant volatility. Most notably the high yield market declined sharply during the last half of the year, again largely due to weakness in commodity prices and the corresponding impact on corporate profitability in those sectors.

Despite the recent weakness in the markets highlighted above, and the potential for lingering effects from the recent decline in commodity prices in the coming months, we are constructive as we look ahead into 2016. Our independent perspective on the markets that is supported by our Montpelier, Vermont location is essential to us maintaining our role as strong stewards of our clients’ capital. Furthermore, at least in part due to the market environment described above, we remain optimistic that many actively managed funds will prove to be excellent investment alternatives going forward. As active investors, we believe our focus on fundamental research and analysis, close attention to risk management, and a keen understanding of macroeconomic market conditions, all combined with a long-term perspective, can serve our clients well through calm and volatile markets alike.

So regardless of the market challenges that may lie ahead, we will continue to do what we do best — serve as steadfast stewards of our investors’ capital as that is the Sentinel standard.

Thank you for the trust you have placed in us. We value that trust and confidence, and we will continue to work diligently to meet your investment goals in the years ahead.

/s/ Thomas H. Brownell

This article contains the current opinions of the author but not necessarily those of Sentinel Investments.

The author’s opinions are subject to change without notice. This article is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investments

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

•    a list of each investment

•    the number of shares/par amount of each stock, bond or short-term note

•    the market value of each investment

•    the percentage of investments in each industry

•    the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

•     income earned from investments

•     management fees and other expenses

•     gains or losses from selling investments (known as realized gains or losses)

•     gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

•     operations — a summary of the Statement of Operations for the most recent period

•     distributions — income and gains distributed to shareholders

•     capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

•     share price at the beginning of the period

•     investment income and capital gains or losses

•     income and capital gains distributions paid to shareholders

•     share price at the end of the period

It also includes some key statistics for the period:

•     total return — the overall percentage return of the fund, assuming reinvestment of all distributions

•     expense ratio — operating expenses as a percentage of average net assets

•     net income ratio — net investment income as a percentage of average net assets

•     portfolio turnover — the percentage of the portfolio that was replaced during the period

Sentinel Variable Products Balanced Fund

(Unaudited)

Daniel J. Manion, CFA Lead and Equity Portfolio Manager Jason Doiron, FRM, PRM Fixed Income Portfolio Manager

Performance Highlights

For the fiscal year ended December 31, 2015, the Sentinel Variable Products Balanced Fund returned 0.03%, compared to a -0.91% return for the Morningstar U.S. Insurance Fund Moderate Allocation (Balanced) average. The Standard & Poor’s 500 Index was up 1.38% while the Barclays U.S. Aggregate Bond Index was up 0.55% over the same period.

Equity Market Review

Equity markets remained essentially flat for the full year period, showing a marked degree of volatility in the latter part of the year, mainly on concerns over China’s economic deceleration. Investors faced falling oil prices, slowing industrial production and subdued consumer confidence, trends that endured as year-end arrived. December was particularly eventful, with the Federal Reserve raising short-term rates for the first time after more than a decade, oil prices hitting multiyear lows and visible turmoil within the junk bond markets as news of fund liquidations permeated the market mid-month. Growth maintained its leadership over value for the year, while large cap stocks beat their small-cap and mid-cap counterparts by a wider margin as the year reached its end. Expectations for 2016 remain muted, as corporate earnings have yet to show robust top line growth, and the expense cuts that have sustained profit growth are beginning to run out. In terms of sectors, Consumer Discretionary led the market, as internet related stocks were the key positive performance drivers for the large cap space. Information Technology and Health Care also outperformed the S&P 500 Index for 2015. Energy, Utilities and Materials were the worst performing sectors for the year in the S&P 500.

Bond Market Review

Familiar themes presented themselves to fixed income investors in 2015. Federal Reserve policy, slowing global growth, European quantitative easing and commodities weakness all drove risk sentiments through the year. Kicking things off in January, rates rallied down to what would stand as the lows of the year driven by weak inflation metrics and concerns on flagging European growth. The European Central Bank also announced a large scale asset purchase program that helped spur rates lower. After stabilizing in the first several months of the year, oil prices again fell steadily, leading commodity prices lower and keeping inflation expectations muted. In August, China took a step to devalue its currency, sending risk assets lower and again drove a strong bid for U.S. Treasuries. The year was capped off as the Federal Reserve took action in a well telegraphed move to raise interest rates at their December Federal Open Market Committee meeting, thus beginning the process of normalization after a decade of easing.

The U.S. Treasury curve continued the flattening trend started the previous year. After hitting a high of 177 basis points in the middle of the year, the spread between the 2-year and 10-year U.S. Treasuries steadily grinded lower, ending up at just 122 basis points at the end of December. The performance of spread products was largely flat and was overshadowed by several risk-off moves in 2015. Within the Barclays U.S. Aggregate Bond Index for the 1-year period ended December 31, 2015, U.S. mortgage-backed securities underperformed U.S. Treasuries by 5 basis points while U.S. investment grade corporates underperformed by 161 basis points and U.S. commercial mortgage-backed securities underperformed by 51 basis points. The nominal spread offered by current coupon mortgage-backed securities versus a blend of 5 and 10 year U.S. Treasuries has been moving within an extremely tight 10-20 basis point range over the past year anchored by consistent yield buying and limited supply. Into the headwinds of a potential Federal Open Market Committee rate increase and a globally driven risk-off theme, the stability of mortgage-backed securities provided some welcome buoyancy to fixed income investor’s portfolios.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying port olio holdings.

In the corporate bond space, we expect mergers and acquisitions to continue as organic growth remains challenging and the corporate bond market remains open. Away from the Energy and other Commodity sectors, corporate issuance should remain strong. Investors should expect the market to continue to be bifurcated in early 2016 as Commodity sectors deal with anemic demand, weak spot prices, and elevated default risk.

Key Performance Attribution

Relative to the benchmark, the Fund had a positive performance differential in the Information Technology, Health Care and Consumer Staples sectors. In particular, our stock selection and overweight stance in Information Technology Services and Software contributed positively to relative performance, with Microsoft, Visa and Altera as significant contributors. Our Pharmaceutical industry exposure was also positive for relative performance, as well as our Food Products holdings Kraft Heinz and McCormick. Conversely, our Retail exposure within the Consumer Discretionary sector worked against us, as brick and mortar retail holdings were challenged by a cautious consumer, while our limited exposure to strong-performing, but significantly expensive, retail internet stocks detracted meaningfully from performance. To a lesser extent, our exposure to Materials and Industrials also hurt relative performance.

Fixed income sector returns were a modest boost to portfolio performance through the year. Asset allocation effects were a positive contributor due to both our underweight to corporates and overweight to mortgage-backed securities. Security selection within mortgage-backed securities also contributed positively through loan balance and seasoned specified pool positioning. Overall, curve exposure detracted from relative performance as the long end of the U.S. Treasury curve outperformed while we shaded higher up in coupon within the mortgage-backed securities coupon stack thus leading to a shorter than benchmark duration.*

Portfolio Positioning and Outlook

The Sentinel Variable Products Balanced Fund’s asset allocation as of December 31, 2015 was 57% stocks, 26% bonds and 17% cash and cash equivalents. Within equities, we maintained our overweight position in the Information Technology, Health Care and Financials sectors, while reducing our underexposure to the Consumer Discretionary sector, as attractive entry points for choice holdings became available. Overall, we eliminated and reduced exposure to a few particular names where our conviction in their fundamentals and valuations had waned, while adding to holdings that present a stronger risk/return proposition.

Heading into the New Year, we continue to think expectations for future Federal Reserve action and global growth concerns will drive the directionality of risk premiums. Mortgage-backed security spreads have been resilient, as the more specific mortgage factors have played a supporting role to broader macro and geopolitical themes, and we would expect that relationship to remain in place. We also look to focus on sourcing collateral and structural profiles from the mortgage-backed securities universe that provide the opportunity for spread pickup over similar high-quality assets and that have the potential to perform in multiple rate environments. We value the liquidity provided in our positioning and seek to remain nimble as part of our strategy into the first part of 2016.

We believe the Sentinel Variable Products Balanced Fund is well positioned to take advantage of the current market dynamics. We maintain our focus on finding attractive opportunities for total long term returns and modest levels of risk in high quality, large cap stocks and plan to maintain a sizeable commitment to fixed income securities in the Fund as a means of generating income and reducing risk.

/s/ Daniel J. Manion	/s/ Jason Doiron

*       Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2005 through December 31, 2015

Average Annual Total Returns (as of December 31, 2015)

1 year	3 years	5 years	10 years
0.03%	8.63%	8.25%	6.42%

Inception Date of Fund - 8/01/03

The total annual operating expense ratio set forth in the prospectus dated April 30, 2015, as supplemented, for the Sentinel Variable Products Balanced Fund is 0.91%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities. Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risks. These risks may result in greater share price volatility. Small and mid-sized company stocks can be more volatile than large company stocks. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks. Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

Fund Profile

at December 31, 2015

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	55.4%
U.S. Government Obligations	26.1%
Foreign Stocks & ADR’s	1.5%
Cash and Other	17.0%

Top 10 Equity Holdings*

Description	Percent of Net Assets
Microsoft Corp.	2.2%
Wells Fargo & Co.	1.6%
Cisco Systems, Inc.	1.6%
McDonald’s Corp.	1.6%
Visa, Inc.	1.5%
The Travelers Cos., Inc.	1.5%
Apple, Inc.	1.5%
Texas Instruments, Inc.	1.4%
Canadian National Railway Co.	1.3%
Merck & Co., Inc.	1.2%
Total of Net Assets	15.4%

Top 10 Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AT2016	3.00%	04/01/43	4.3%
FNMA AL5718	3.50%	09/01/44	4.1%
FHLMC Q29056	4.00%	10/01/44	3.8%
FHLMC G05624	4.50%	09/01/39	3.6%
FHLMC J22900	2.50%	03/01/28	2.3%
FHLMC Q29260	4.00%	10/01/44	2.1%
FNMA AD9193	5.00%	09/01/40	1.6%
FNMA 725423	5.50%	05/01/34	1.5%
FNMA 725610	5.50%	07/01/34	1.4%
FNMA TBA 15 YR	2.50%	01/20/31	1.4%
Total of Net Assets			26.1%

Average Effective Duration (for all Fixed Income Holdings) 1.2 years** (Unaudited)

*“Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

Schedule of Investments

at December 31, 2015

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 26.1%
U.S. Government Agency Obligations 26.1%
Federal Home Loan Mortgage Corporation 11.8%
Mortgage-Backed Securities:
15-Year:
FHLMC J22900
2.5%, 03/01/28	343 M	$348,277
30-Year:
FHLMC G05624
4.5%, 09/01/39	510 M	553,649
FHLMC Q29260
4%, 10/01/44	313 M	330,744
FHLMC Q29056
4%, 10/01/44	545 M	576,542
		1,460,935
Total Federal Home Loan Mortgage Corporation		1,809,212
Federal National Mortgage Association 14.3%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR
2.5%, 01/20/31(a)	210 M	211,631
30-Year:
FNMA 725423
5.5%, 05/01/34	208 M	234,402
FNMA 725610
5.5%, 07/01/34	191 M	214,916
FNMA AD9193
5%, 09/01/40	217 M	240,393
FNMA AT2016
3%, 04/01/43	650 M	651,765
FNMA AL5718
3.5%, 09/01/44	610 M	630,787
		1,972,263
Total Federal National Mortgage Association		2,183,894
Total U.S. Government Obligations (Cost $3,983,374)		3,993,106

	Shares
Domestic Common Stocks 55.4%
Consumer Discretionary 5.5%
Comcast Corp.	3,000	169,290
Home Depot, Inc.	300	39,675
Marriott Int’l., Inc.	1,100	73,744
McDonald’s Corp.	2,000	236,280
Omnicom Group, Inc.	1,000	75,660
Time Warner, Inc.	1,500	97,005
TJX Cos., Inc.	2,000	141,820
		833,474
Consumer Staples 4.4%
CVS Health Corp.	1,500	146,655
Estee Lauder Cos, Inc.	500	44,030
Kraft Heinz Co.	1,000	72,760
McCormick & Co., Inc.	1,000	85,560
PepsiCo, Inc.	1,000	99,920
Philip Morris Int’l., Inc.	1,000	87,910
Procter & Gamble Co.	1,800	142,938
		679,773

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Energy 3.7%
Chevron Corp.	800	$71,968
EOG Resources, Inc.	2,000	141,580
ExxonMobil Corp.	1,500	116,925
Noble Energy, Inc.	3,000	98,790
Schlumberger Ltd.	2,000	139,500
		568,763
Financials 10.4%
ACE Ltd.	1,000	116,850
American Express Co.	2,000	139,100
CME Group, Inc.	1,000	90,600
Discover Financial Services	2,000	107,240
JPMorgan Chase & Co.	2,500	165,075
McGraw-Hill Financial, Inc.	1,700	167,586
MetLife, Inc.	2,000	96,420
Morgan Stanley	3,000	95,430
PNC Financial Services Group, Inc.	1,500	142,965
The Travelers Cos., Inc.	2,000	225,720
Wells Fargo & Co.	4,500	244,620
		1,591,606
Health Care 9.6%
Amgen, Inc.	1,000	162,330
Becton Dickinson & Co.	1,000	154,090
Biogen, Inc.*	100	30,635
Bristol-Myers Squibb Co.	2,500	171,975
Eli Lilly & Co.	2,000	168,520
Gilead Sciences, Inc.	800	80,952
Johnson & Johnson	1,000	102,720
Medtronic PLC(b)	2,000	153,840
Merck & Co., Inc.	3,500	184,870
Stryker Corp.	500	46,470
UnitedHealth Group, Inc.	1,000	117,640
Zoetis, Inc.	2,000	95,840
		1,469,882
Industrials 4.7%
Boeing Co.	800	115,672
Canadian National Railway Co.	3,600	201,168
General Dynamics Corp.	500	68,680
Honeywell Int’l., Inc.	1,000	103,570
Tyco Int’l. Plc	2,000	63,780
United Technologies Corp.	1,000	96,070
Verisk Analytics, Inc.*	1,000	76,880
		725,820
Information Technology 14.0%
Accenture PLC	1,500	156,750
Alphabet, Inc.*	200	151,776
ANSYS, Inc.*	1,000	92,500
Apple, Inc.	2,100	221,046
Check Point Software Technologies Ltd.*	2,000	162,760
Cisco Systems, Inc.	9,000	244,395
Cognizant Technology Solutions Corp.*	1,500	90,030
EMC Corp.	3,000	77,040
Microsoft Corp.	6,000	332,880
Seagate Technology PLC	1,800	65,988
Synopsys, Inc.*	2,000	91,220
Texas Instruments, Inc.	4,000	219,240
Visa, Inc.	3,000	232,650
		2,138,275
Materials 1.3%
EI Du Pont de Nemours & Co.	1,500	99,900
Praxair, Inc.	1,000	102,400
		202,300
Telecommunication Services 1.4%
Rogers Communications, Inc.	2,000	68,920
Verizon Communications, Inc.	3,000	138,660
		207,580
Utilities 0.4%
Edison Int’l.	1,000	59,210
Total Domestic Common Stocks (Cost $4,605,511)		8,476,683

Foreign Stocks & ADR’s 1.5%
Netherlands 1.1%
Unilever NV ADR	4,000	173,280

Switzerland 0.4%
Roche Holding AG ADR	2,000	68,950

Total Foreign Stocks & ADR’s (Cost $232,945)		242,230
Institutional Money Market Funds 18.3%
State Street Institutional US Government Money Market Fund (Cost $2,795,861)	2,795,861	2,795,861
Total Investments 101.3% (Cost $11,617,691)†		15,507,880
Excess of Liabilities Over Other Assets (1.3)%		(206,502)
Net Assets 100.0%		$15,301,378

*	Non-income producing.

†

Cost for federal income tax purposes is $11,636,420. At December 31, 2015 unrealized appreciation for federal income tax purposes aggregated $3,871,460 of which $3,953,058 related to appreciated securities and $81,598 related to depreciated securities.

(a)	The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

(b)	Return of capital paid during the fiscal period.

ADR	- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Bond Fund

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager

Performance Highlights

For the fiscal year ended December 31, 2015, the Sentinel Variable Products Bond Fund returned -1.29%. This compares to returns of 0.55% for the Barclays U.S. Aggregate Bond Index and 0.08% for the Morningstar U.S. Insurance Fund Intermediate-Term Bond category.

Bond Market Review

Concerns emerging from late 2014 spilled over into 2015. Investors remained focused on an eventual unwind of Federal Reserve easing, the weight of a stronger dollar on corporate earnings, fading growth in China, and soft commodity prices. Even away from Energy and Metals, corporate balance sheets deteriorated in support of shareholder enriching activities including elevated buybacks and dividends.

As organic growth continues to be challenging and the corporate bond market remains open, we expect merger and acquisitions to continue. Away from the Energy and other Commodity sectors, corporate issuance should remain strong. Investors should expect the market to continue to be bifurcated in early 2016 as Commodity sectors deal with anemic demand, weak spot prices, and elevated default risk. However, investors continue to seek income, consequently as earnings in other sectors remain more stable so should credit spreads.

The Federal Reserve ended its unprecedented era of zero rates and in December increased rates in a well telegraphed move. Still, the language out of the Federal Reserve remained dovish, and we expect the Federal Reserve to remain data dependent. While there was much ink spilled on geopolitical risks, the market will likely remain more responsive to the accommodativeness of central banks, corporate earnings, assessment of the credit cycle, and angst over the meaning of weakness in commodities. During 2016, we intend to remain vigilant for evolving risks and continue to believe that flexibility will be critical to navigating the markets.

Key Performance Attribution

The Fund underperformed the Barclays U.S. Aggregate Index by 106 basis points (bps) for the fiscal year ended December 31, 2015.

The Fund’s exposure to the U.S. Treasury yield curve relative to the benchmark contributed positively to performance. Although yields were generally higher throughout the year, it was not without volatility. Tactical positioning throughout the year added 36bps of outperformance.

An overweight allocation to investment grade corporates and allocations across industries within that segment collectively detracted 102bps from the relative performance of the Fund. There was a general widening of spreads across investment grade corporates during 2015 and, in particular, in the Energy sub-segments in which the Fund was invested.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass through securities and asset-backed securities.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Security selection was a detractor for the year of approximately 26bps. Positive contribution across a number of corporate names and mortgage-backed securities was more than offset by individual exposures in Energy and real estate investment trusts.

Finally, intra-day trading and other effects, in total, had a smaller negative effect.

Portfolio Positioning and Outlook

At the end of the fiscal year, the Fund’s portfolio positioning consisted of 56% exposure to investment grade corporates, 3% high-yield corporates, 31% Agency MBS, 5% in CMOs, and 5% cash. The effective duration* of the Fund stood at 5.7 years on December 31st.

We exit 2015 much as we began. Corporate balance sheets continue to deteriorate and growth is becoming scarce. Historically, this is particularly challenging for high yield. We are cautious of Energy and Mining sectors as elevated supply meets slack demand. Still, as investors continue to look for income we look for opportunity in other sectors. Although the market is likely to be anxious as the era of zero interest rates ends, we believe that the Federal Reserve will continue to be generally vigilant and supportive. Again in 2016, we believe that a flexible approach will serve shareholders best in what is likely to be another volatile year.

/s/ Jason Doiron

*     Effective duration is a measure of the sensitivity of a bond’s price to changes in interest rates. The shorter (longer) the duration, the lower (higher) the interest rate risk and price volatility.

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2005 through December 31, 2015

Average Annual Total Returns (as of December 31, 2015)

1 year	3 years	5 years	10 years
-1.29%	0.77%	3.14%	4.79%

Inception Date of Fund - 8/01/03

The total annual operating expense ratio set forth in the prospectus dated April 30, 2015, as supplemented, for the Sentinel Variable Products Bond Fund is 0.66%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to pre-payment risks. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

Fund Profile

at December 31, 2015

Average Effective Duration

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	10.4%
1 yr. to 2.99 yrs.	9.8%
3 yrs. to 3.99 yrs.	8.0%
4 yrs. to 5.99 yrs.	21.6%
6 yrs. to 7.99 yrs.	42.2%
8 yrs. and over	8.0%

Average Effective Duration (for all Fixed Income Holdings) 5.7 years*(Unaudited)

Top 10 Holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AR9195	3.00%	03/01/43	5.2%
FHR 3859 JB	5.00%	05/15/41	4.6%
FNMA TBA 15 YR	2.50%	01/20/31	3.7%
FNMA AS4707	3.50%	04/01/45	3.1%
Ericsson LM	4.125%	05/15/22	3.0%
Penske Truck Leasing Co. LP	2.50%	03/15/16	3.0%
FHLMC Q02664	4.50%	08/01/41	2.8%
FHLMC Q29260	4.00%	10/01/44	2.5%
Methanex Corp.	5.25%	03/01/22	2.3%
FHLMC Q29056	4.00%	10/01/44	2.3%
Total of Net Assets			32.5%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s portfolio to changes in interest rates.

** “Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2015

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 36.4%
U.S. Government Agency Obligations 36.4%
Federal Home Loan Mortgage Corporation 14.5%
Collateralized Mortgage Obligations:
FHR 3859 JB
5%, 05/15/41	2,384 M	$2,621,893

Mortgage-Backed Securities:
30-Year:
FHLMC G05624
4.5%, 09/01/39	956 M	1,038,092
FHLMC Q02664
4.5%, 08/01/41	1,475 M	1,591,868
FHLMC Q29260
4%, 10/01/44	1,337 M	1,414,848
FHLMC Q29056
4%, 10/01/44	1,271 M	1,345,264
FHLMC G08637
4%, 04/01/45	258 M	272,390
		5,662,462
Total Federal Home Loan Mortgage Corporation		8,284,355
Federal National Mortgage Association 19.6%
Mortgage-Backed Securities:
15-Year:
FNMA TBA 15 YR
2.5%, 01/20/31(a)	2,100 M	2,116,315

30-Year:
FNMA 725423
5.5%, 05/01/34	783 M	882,093
FNMA 725610
5.5%, 07/01/34	707 M	795,986
FNMA AD9193
5%, 09/01/40	724 M	801,309
FNMA AR9195
3%, 03/01/43	2,979 M	2,992,005
FNMA AT2016
3%, 04/01/43	829 M	831,000
FNMA AL5718
3.5%, 09/01/44	755 M	781,423
FNMA AS4707
3.5%, 04/01/45	1,701 M	1,758,195
FNMA TBA 30 YR
3%, 01/14/46(a)	280 M	279,924
		9,121,935
Total Federal National Mortgage Association		11,238,250
Government National Mortgage Corporation 2.3%
Mortgage-Backed Securities:
15-Year:
GNMA 679437X
6%, 11/15/22	42 M	42,885

30-Year:
GNMA II 005175
4.5%, 09/20/41	1,195 M	1,301,750
Total Government National Mortgage Corporation		1,344,635
Total U.S. Government Obligations (Cost $20,863,425)		20,867,240
Domestic Corporate Bonds 58.4%
Basic Industry 6.6%
Alfa SAB de CV
5.25%, 03/25/24(b)	930 M	946,275
CF Industries, Inc.
3.45%, 06/01/23	600 M	559,404
Methanex Corp.
5.25%, 03/01/22	1,370 M	1,350,796
Monsanto Co.
2.85%, 04/15/25	615 M	562,147
Packaging Corp of America
3.65%, 09/15/24	400 M	389,633
		3,808,255
Capital Goods 0.3%
PaperWorks Industries, Inc.
9.5%, 08/15/19(b)	49 M	45,080
TransDigm, Inc.
6.5%, 07/15/24	115 M	114,943
		160,023
Communications 11.4%
21st Century Fox America, Inc.
3.7%, 09/15/24	800 M	808,647

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
American Tower Corp.
4%, 06/01/25	885 M	$871,738
Bankrate, Inc.
6.125%, 08/15/18(b)	275 M	279,125
British Sky Broadcasting Group
3.75%, 09/16/24(b)	800 M	783,226
CCO Holdings Capital Corp.
5.125%, 05/01/23(b)	115 M	115,431
Digicel Ltd.
6%, 04/15/21(b)	100 M	84,750
DIRECTV Holdings LLC
3.8%, 03/15/22	1,305 M	1,315,845
Level 3 Financing, Inc.
5.375%, 08/15/22	240 M	244,500
Rogers Communications, Inc.
4.1%, 10/01/23	830 M	856,996
Verizon Communications, Inc.
6.55%, 09/15/43	1,000 M	1,191,309
		6,551,567
Consumer Cyclical 3.9%
Brookfield Residential Properties, Inc.
6.5%, 12/15/20(b)	162 M	156,938
Ford Motor Credit Co., LLC
3.664%, 09/08/24	1,115 M	1,087,071
Toll Brothers Finance Corp.
5.875%, 02/15/22	85 M	89,675
Walgreens Boots Alliance, Inc.
3.8%, 11/18/24	945 M	919,235
		2,252,919
Consumer Non-Cyclical 5.5%
Actavis Funding SCS
3%, 03/12/20	250 M	250,426
3.8%, 03/15/25	350 M	348,915
Diamond Foods, Inc.
7%, 03/15/19(b)	55 M	56,925
Laboratory Corp of America Holdings
3.6%, 02/01/25	695 M	671,973
Pernod Ricard SA
4.45%, 01/15/22(b)	1,010 M	1,048,840
Quest Diagnostics, Inc.
3.5%, 03/30/25	550 M	532,450
US Foods, Inc.
8.5%, 06/30/19	177 M	182,752
Wells Enterprises, Inc.
6.75%, 02/01/20(b)	48 M	49,560
		3,141,841
Energy 6.7%
Chesapeake Midstream Partners LP
6.125%, 07/15/22	221 M	209,396
Columbia Pipeline Group, Inc.
3.3%, 06/01/20(b)	195 M	190,142
EQT Midstream Partners LP
4%, 08/01/24	800 M	660,985
Halliburton Co.
5%, 11/15/45	850 M	841,590
Nabors Industries, Inc.
5.1%, 09/15/23	710 M	563,961
Oceaneering Int’l. Inc
4.65%, 11/15/24	750 M	630,920
PBF Holding Co LLC / PBF Finance Corp.
7%, 11/15/23(b)	55 M	53,694
Rowan Cos, Inc.
5.4%, 12/01/42	600 M	359,689
Southwestern Energy Co.
4.95%, 01/23/25	500 M	315,625
		3,826,002
Financials 4.8%
Brookfield Asset Management, Inc.
4%, 01/15/25	990 M	968,942
Jefferies Finance LLC
7.5%, 04/15/21(b)	50 M	44,188
Peachtree Corners Funding Trust
3.976%, 02/15/25(b)	425 M	422,769
Prospect Capital Corp.
5%, 07/15/19	500 M	504,108
Wells Fargo & Co.
4.1%, 06/03/26	810 M	818,725
		2,758,732
Insurance 3.1%
CNO Financial Group, Inc.
5.25%, 05/30/25	75 M	76,594
Kemper Corp.
4.35%, 02/15/25	800 M	796,171
TIAA Asset Management Fin., Co., LLC
4.125%, 11/01/24(b)	910 M	915,267
		1,788,032
Real Estate 6.9%
ARC Properties Operating Partnership LP
4.6%, 02/06/24	275 M	261,250
CBL & Associates LP
5.25%, 12/01/23	925 M	886,257
Hospitality Properties Trust
4.5%, 03/15/25	1,020 M	981,230
Retail Opportunity Investments Partnership LP
4%, 12/15/24	1,350 M	1,277,810
Retail Properties of America, Inc.
4%, 03/15/25	575 M	543,547
		3,950,094
Technology 6.2%
Ericsson LM
4.125%, 05/15/22	1,685 M	1,730,922
Fidelity National Information Services, Inc.
3.875%, 06/05/24	800 M	773,889
5%, 10/15/25	100 M	103,415
QUALCOMM, Inc.
4.8%, 05/20/45	1,075 M	957,710
		3,565,936
Transportation 3.0%
Penske Truck Leasing Co. LP
2.5%, 03/15/16(b)	1,690 M	1,693,015
Total Domestic Corporate Bonds (Cost $34,458,678)		33,496,416
Bank Loans 0.2%
Basic Industry 0.1%
Performance Food Group, Inc.
6.25%, 11/14/19(c)	52 M	51,599

Technology 0.1%
Deltek, Inc.
5%, 06/25/22(d)	44 M	43,217
Total Bank Loans (Cost $94,726)		94,816

	Shares
Institutional Money Market Funds 8.4%
State Street Institutional US Government Money Market Fund (Cost $4,825,842)	4,825,842	4,825,842
Total Investments 103.4% (Cost $60,242,671)†		59,284,314

Excess of Liabilities Over Other Assets (3.4)%		(1,972,572)

Net Assets 100.0%		$57,311,742

†

Cost for federal income tax purposes is $60,247,293. At December 31, 2015 unrealized depreciation for federal income tax purposes aggregated $962,979 of which $397,679 related to appreciated securities and $1,360,658 related to depreciated securities.

(a)	The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the market value of rule 144A securities amounted to $6,885,225 or 12.01% of net assets.

(c)	Performance Food Group, Inc. has a variable interest rate that floats quarterly on the 14th of February, May, August and November. The interest rate is based on the 3-month Libor rate plus 5.25%.

(d)	Deltek, Inc. has a variable interest rate that floats quarterly on the 15th of January, April, July and October. The interest rate is based on the 3-month Libor rate plus 4.0%.

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Common Stock Fund

(Unaudited)

Daniel J. Manion, CFA Portfolio Manager Hilary T. Roper, CFA Portfolio Manager

Performance Highlights

For the fiscal year ended December 31, 2015, the Fund’s return of 0.19% compares to the -0.48% return for the Morningstar U.S. Insurance Fund Large Blend category. By comparison, the Standard & Poor’s 500 Index was up 1.38% for the same time period.

Equity Market Review

Equity markets remained essentially flat for the full year period, showing a marked degree of volatility in the latter part of the year, mainly on concerns over China’s economic deceleration. Investors faced falling oil prices, slowing industrial production and subdued consumer confidence, trends that endured as year-end arrived. December was particularly eventful, with the Federal Reserve raising short-term rates for the first time after more than a decade, oil prices hitting multiyear lows, and visible turmoil within the junk bond markets as news of fund liquidations permeated the market mid-month. Growth maintained its leadership over value for the year, while large cap stocks beat their small and mid-cap counterparts by a wider margin as the year reached its end. Expectations for 2016 remain muted, as corporate earnings have yet to show robust top line growth, and the expense cuts that have sustained profit growth are beginning to run out. In terms of sectors, Consumer Discretionary led the market, as internet related stocks were the key positive performance drivers for the large cap space, with Amazon and Netflix as particular standouts. Information Technology and Health Care also outperformed the S&P 500 Index for 2015. Utilities ended up among the worst performing sectors for the year in the S&P 500, along with a challenged Materials sector on significant weakness for the Mining and Metals industry. Energy was the worst performing sector for the year, with oil prices reaching multi-year lows in mid-December, and showing no signs of a near-term turnaround.

Key Performance Attribution

For our Fund in the full year period, we maintained competitive relative performance vs. the benchmark in a difficult market environment. On the positive side, our stock selection and exposure to the Consumer Staples sector, as well as stock selection within the Energy sector were additive to relative performance, as well as our underweight stance in the poor-performing Utilities sector. Our Food Products exposure through holdings Kraft Heinz and McCormick was particularly favorable, while our large cap bias in oil majors helped the Fund navigate better than the index through a very difficult environment of falling commodity prices. Additional individual positive contributors to performance include Altera, acquired this past year by Intel, and Visa Inc. Conversely, our Retail exposure within the Consumer Discretionary sector worked against us, as brick and mortar retail holdings were challenged by a cautious consumer, while our limited exposure to strong-performing, but significantly expensive, retail internet stocks detracted meaningfully from performance. To a lesser extent, our limited exposure in Materials and Telecommunications also hurt relative performance, as our dwindling exposure to Metals and Mining and our international wireless exposure was affected by global weakness.

We reduced the number of holdings to 72, consolidating into higher conviction names with attractive secular growth attributes. We reduced our underweight exposure to the Consumer Discretionary sector, adding to holdings that presented strong fundamentals at, what we believe to be, attractive entry points.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds, as the Fund has produced over the long term. We have maintained our overweight position in the Health Care, Consumer Staples, Information Technology and Financials sectors, areas where we believe fundamentals and the ability to achieve earnings estimates are stronger, while continuing to underweight those sectors that are most impacted by concerns over China’s economic weakness, namely Energy, Materials and Industrials. We also selectively added exposure to individual holdings within the Consumer Discretionary sector, reducing our underweight stance. We ended the year with fewer holdings, concentrating on those holdings where our conviction levels are higher.

The Sentinel Variable Products Common Stock Fund aims to consistently deliver solid relative returns with moderate levels of risk throughout varied financial market conditions. We continue to believe that patient adherence to our long-held focus on reasonably valued high quality companies will reward our Fund’s shareholders.

/s/ Daniel J. Manion	/s/ Hilary T. Roper

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2005 through December 31, 2015

Average Annual Total Returns (as of December 31, 2015)

1 year	3 years	5 years	10 years
0.19%	13.35%	11.34%	8.05%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2015, as supplemented, for the Sentinel Variable Products Common Stock Fund is 0.72%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Large-capitalization stocks as a group could fall out of favor with the market, causing funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Fund Profile

at December 31, 2015

Top Sectors*

Sector	Percent of Net Assets
Information Technology	21.9%
Financials	17.2%
Health Care	16.1%
Consumer Staples	12.0%
Industrials	10.5%
Consumer Discretionary	9.6%
Energy	7.0%
Telecommunication Services	2.0%
Materials	1.6%
Utilities	0.8%

Top 10 Holdings**

Description	Percent of Net Assets
Microsoft Corp.	2.9%
Texas Instruments, Inc.	2.7%
Wells Fargo & Co.	2.7%
Visa, Inc.	2.3%
Apple, Inc.	2.3%
Boeing Co.	2.3%
Bristol-Myers Squibb Co.	2.1%
The Travelers Cos., Inc.	2.1%
Cisco Systems, Inc.	2.0%
PepsiCo, Inc.	2.0%
Total of Net Assets	23.4%

*“Top Sectors” includes Domestic Common Stocks and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2015

		Value
	Shares	(Note 2)
Domestic Common Stocks 96.0%
Consumer Discretionary 9.6%
Comcast Corp.	40,000	$2,257,200
Home Depot, Inc.	5,000	661,250
Lear Corp.	12,500	1,535,375
Marriott Int’l., Inc.	17,500	1,173,200
McDonald’s Corp.	22,000	2,599,080
Omnicom Group, Inc.	22,500	1,702,350
Priceline Group, Inc.*	900	1,147,455
Time Warner, Inc.	25,000	1,616,750
TJX Cos., Inc.	40,000	2,836,400
		15,529,060
Consumer Staples 10.2%
CVS Health Corp.	30,000	2,933,100
Estee Lauder Cos, Inc.	5,000	440,300
Kraft Heinz Co.	25,000	1,819,000
McCormick & Co., Inc.	25,000	2,139,000
PepsiCo, Inc.	32,500	3,247,400
Philip Morris Int’l., Inc.	30,000	2,637,300
Procter & Gamble Co.	40,000	3,176,400
		16,392,500
Energy 7.0%
Chevron Corp.	15,000	1,349,400
EOG Resources, Inc.	24,000	1,698,960
ExxonMobil Corp.	35,000	2,728,250
Marathon Petroleum Corp.	35,000	1,814,400
Noble Energy, Inc.	50,000	1,646,500
Schlumberger Ltd.	30,000	2,092,500
		11,330,010
Financials 17.2%
ACE Ltd.	15,000	1,752,750
American Express Co.	30,000	2,086,500
CME Group, Inc.	28,100	2,545,860
Discover Financial Services	45,000	2,412,900
JPMorgan Chase & Co.	35,000	2,311,050
McGraw-Hill Financial, Inc.	30,000	2,957,400
MetLife, Inc.	40,000	1,928,400
Morgan Stanley	65,000	2,067,650
PNC Financial Services Group, Inc.	20,000	1,906,200
The Travelers Cos., Inc.	30,000	3,385,800
Wells Fargo & Co.	80,000	4,348,800
		27,703,310
Health Care 15.2%
Amgen, Inc.	20,000	3,246,600
Becton Dickinson & Co.	10,000	1,540,900
Biogen, Inc.*	1,500	459,525
Bristol-Myers Squibb Co.	50,000	3,439,500
Eli Lilly & Co.	25,000	2,106,500
Gilead Sciences, Inc.	20,000	2,023,800
Johnson & Johnson	15,000	1,540,800
Medtronic PLC(a)	35,000	2,692,200
Merck & Co., Inc.	50,000	2,641,000
Stryker Corp.	12,000	1,115,280
UnitedHealth Group, Inc.	15,000	1,764,600
Zoetis, Inc.	40,000	1,916,800
		24,487,505
Industrials 10.5%
Boeing Co.	25,000	3,614,750
Canadian National Railway Co.	46,200	2,581,656
General Dynamics Corp.	15,000	2,060,400
Honeywell Int’l., Inc.	30,000	3,107,100
Tyco Int’l. Plc	40,000	1,275,600
United Technologies Corp.	20,000	1,921,400
Verisk Analytics, Inc.*	30,000	2,306,400
		16,867,306
Information Technology 21.9%
Accenture PLC	28,000	2,926,000
Alphabet, Inc.*	3,509	2,662,910
ANSYS, Inc.*	19,300	1,785,250
Apple, Inc.	35,000	3,684,100
Check Point Software Technologies Ltd.*	35,000	2,848,300
Cisco Systems, Inc.	120,000	3,258,600
Cognizant Technology Solutions Corp.*	30,000	1,800,600
EMC Corp.	50,000	1,284,000

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Microsoft Corp.	85,000	$4,715,800
Seagate Technology PLC	23,300	854,178
Synopsys, Inc.*	30,000	1,368,300
Texas Instruments, Inc.	80,000	4,384,800
Visa, Inc.	48,000	3,722,400
		35,295,238
Materials 1.6%
EI Du Pont de Nemours & Co.	15,000	999,000
Praxair, Inc.	15,000	1,536,000
		2,535,000
Telecommunication Services 2.0%
Rogers Communications, Inc.	20,000	689,200
Verizon Communications, Inc.	55,000	2,542,100
		3,231,300
Utilities 0.8%
Edison Int’l.	22,500	1,332,225
Total Domestic Common Stocks (Cost $82,663,461)		154,703,454
Foreign Stocks & ADR’s 2.7%
Netherlands 1.8%
Unilever NV ADR	67,500	2,924,100
Switzerland 0.9%
Roche Holding AG ADR	45,000	1,551,375
Total Foreign Stocks & ADR’s (Cost $4,343,605)		4,475,475
Institutional Money Market Funds 1.3%
State Street Institutional US Government Money Market Fund (Cost $2,037,815)	2,037,815	2,037,815
Total Investments 100.0% (Cost $89,044,881)†		161,216,744

Excess of Liabilities Over Other Assets 0.0%^		(68,429)

Net Assets 100.0%		$161,148,315

*	Non-income producing.

†

Cost for federal income tax purposes is $89,248,991. At December 31, 2015 unrealized appreciation for federal income tax purposes aggregated $71,967,753 of which $73,250,655 related to appreciated securities and $1,282,902 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

ADR	- American Depositary Receipt

^	Represents less than 0.05%.

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Mid Cap Fund

(Unaudited)

Jason Ronovech, CFA Portfolio Manager

Performance Highlights

The Sentinel Variable Products Mid Cap Fund returned -1.23% for the fiscal year ended December 31, 2015, compared to returns of -2.44% for the Russell Midcap Index and -0.03% for the Morningstar U.S. Insurance Fund Mid-Cap Growth category average during the same time period.

Equity Market Review

U.S. mid cap equities entered the year trading near all-time highs. Global investors appeared to be placing a premium on the relative stability and growth prospects of the U.S. economy in an increasingly uncertain global environment. As a result, given their greater exposure to the domestic economy, mid cap valuations were at a premium to historical average and earnings were expected to grow in the double digits. As we moved through the year, initially lower commodity prices and the stronger dollar negatively impacted earnings growth. Then, slower than expected global economic growth reduced expectations on corporate earnings, particularly in globally cyclically oriented industries. In the third calendar quarter of 2015, U.S. mid cap equities experienced their largest decline since the third quarter of 2011 as earnings growth further slowed and valuations contracted. Finally, U.S. mid cap stocks rallied in October and November, only to sell off 3% in December to finish the full year in negative territory for the first time since 2011 with the Russell Midcap Index declining 2.4%.

Portfolio Review

Information Technology was our top performing sector with a return of 10% compared to 2% for the benchmark sector. Nuance Communications, a provider of voice and language software and solutions for enterprises and consumers worldwide, was our top performing stock with a return of 39% and largest position in the portfolio. The company’s business model transition to recurring revenue started to pay dividends this year, as revenue growth stabilized, while margins and cash flow significantly expanded. Altera, a fabless semiconductor company, returned 41%, as the company agreed to be acquired by Intel.

Energy was our second best performing sector, on a relative basis, with a decline of 24% compared to a more significant decline of 34% for the benchmark sector. The decision to exit a number of positions earlier in the year mitigated more significant losses. Additionally, Core Laboratories, a provider of services to improve the efficiency of energy exploration and development, returned 6% during our holding period.

Consumer Discretionary was our most challenging sector with a decline of 10% compared to a decline of 5% for the benchmark sector. Bloomin’ Brands, a restaurant holding company of brands such as The Outback Steakhouse and Carabba’s, underperformed with a decline of 31%. Fears over their exposure to Korea and Brazil coupled with a deceleration of the U.S. market negatively impacted the stock. PVH Corp, the owner of lifestyle brands such as Tommy Hilfiger and Calvin Klein, experienced a decline in profitability due to a combination weaker consumer demand and foreign exchange challenges, and was off 34%.

Industrials was another challenging sector, with a decline of 8% compared to a 6% decline in the benchmark sector. Our principal challenge in the sector was the transportation industry. Genesee & Wyoming, a railroad operator, experienced a significant decline in volumes over the course the year and as a result experienced a 40% stock decline. Quanta

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Services, an engineering and construction firm, dropped 29% on delayed projects in the electric transmission industry, as well as concerns that the precipitous drop in commodity prices would impact future energy infrastructure demand.

We will continue to focus on executing our fundamental stock selection and portfolio construction process. We believe that quality mid cap companies poised to benefit from improvements in their business model, leadership team, and industry positioning coupled with disciplined valuation analysis to identify favorable entry and exit point’s drives shareholder returns over time.

As always, we appreciate your confidence in us and we will do our very best to help you achieve your investments goals.

Thank you for your continued support.

/s/ Jason Ronovech

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2005 through December 31, 2015

Average Annual Total Returns (as of December 31, 2015)

1 year	3 years	5 years	10 years
-1.23%	11.00%	9.74%	5.96%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2015, as supplemented, for the Sentinel Variable Products Mid Cap Fund is 0.84%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Small and mid-sized company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. An investment cannot be made directly in an index.

Fund Profile

at December 31, 2015

Top Sectors*

Sector	Percent of Net Assets
Industrials	20.1%
Health Care	18.0%
Information Technology	17.7%
Consumer Discretionary	16.2%
Financials	11.9%
Energy	2.7%
Consumer Staples	2.0%
Materials	1.6%

Top 10 Holdings**

Description	Percent of Net Assets
Nuance Communications, Inc.	4.3%
DENTSPLY Int’l., Inc.	3.6%
Waste Connections, Inc.	3.3%
Quanta Services, Inc.	3.1%
Henry Schein, Inc.	2.9%
MEDNAX, Inc.	2.7%
Microchip Technology, Inc.	2.7%
Genesee & Wyoming, Inc.	2.6%
Dolby Laboratories, Inc.	2.5%
TRI Pointe Group, Inc.	2.5%
Total of Net Assets	30.2%

*“Top Sectors” includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2015

		Value
	Shares	(Note 2)
Domestic Common Stocks 84.8%
Consumer Discretionary 16.2%
Ascena Retail Group, Inc.*	22,440	$221,034
Bloomin’ Brands, Inc.	18,800	317,532
BorgWarner, Inc.	6,310	272,781
Coach, Inc.	10,610	347,265
John Wiley & Sons, Inc.	5,820	262,075
LKQ Corp.*	8,420	249,484
MDC Partners, Inc.	14,880	323,194
PVH Corp.	1,920	141,408
TRI Pointe Group, Inc.*	30,880	391,250
		2,526,023
Consumer Staples 2.0%
Flowers Foods, Inc.	14,690	315,688

Energy 2.7%
Core Laboratories NV	1,880	204,431
Noble Energy, Inc.	6,590	217,009
		421,440
Financials 8.5%
East West Bancorp, Inc.	9,290	386,092
Invesco Ltd.	9,800	328,104
M&T Bank Corp.	1,400	169,652
Raymond James Financial, Inc.	4,710	273,039
Signature Bank*	1,090	167,173
		1,324,060
Health Care 18.0%
Bio-Rad Laboratories, Inc.*	1,673	231,978
Bio-Techne Corp.	2,620	235,800
DENTSPLY Int’l., Inc.	9,120	554,952
Henry Schein, Inc.*	2,910	460,333
MEDNAX, Inc.*	5,820	417,061
Patterson Cos, Inc.	2,900	131,109
STERIS PLC	3,260	245,608
Varian Medical Systems, Inc.*	3,320	268,256
Zimmer Biomet Holdings, Inc.	2,540	260,579
		2,805,676
Industrials 20.1%
Ametek, Inc.	7,020	376,202
Genesee & Wyoming, Inc.*	7,590	407,507
IHS, Inc.*	2,230	264,099
Jacobs Engineering Group, Inc.*	9,100	381,745
Knight Transportation, Inc.	9,700	235,031
Masco Corp.	8,090	228,947
Quanta Services, Inc.*	23,500	475,875
Stericycle, Inc.*	2,090	252,054
Waste Connections, Inc.	9,280	522,649
		3,144,109
Information Technology 15.7%
Dolby Laboratories, Inc.	11,830	398,079
Microchip Technology, Inc.	8,940	416,068
Nuance Communications, Inc.*	34,110	678,448
ON Semiconductor Corp.*	28,460	278,908
Open Text Corp.	5,250	251,633
Plantronics, Inc.	4,810	228,090
Skyworks Solutions, Inc.	2,730	209,746
		2,460,972
Materials 1.6%
Steel Dynamics, Inc.	13,940	249,108
Total Domestic Common Stocks (Cost $12,005,418)		13,247,076
Foreign Stocks & ADR’s 2.0%
Israel 2.0%
NICE Systems Ltd. ADR (Cost $232,399)	5,490	314,687
Real Estate Investment Trusts 3.4%
Financials 3.4%
Digital Realty Trust, Inc.(a)	4,610	348,608
Gaming and Leisure
Properties, Inc.	6,640	184,592
Total Real Estate Investment Trusts (Cost $521,970)		533,200
Institutional Money Market Funds 9.9%
State Street Institutional US Government Money Market Fund (Cost $1,554,022)	1,554,022	1,554,022

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Total Investments 100.1% (Cost $14,313,809)†		$15,648,985
Excess of Liabilities Over Other Assets (0.1)%		(15,975)
Net Assets 100.0%		$15,633,010

*	Non-income producing.
†

Cost for federal income tax purposes is $14,329,705. At December 31, 2015 unrealized appreciation for federal income tax purposes aggregated $1,319,280 of which $2,534,989 related to appreciated securities and $1,215,709 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Small Company Fund

(Unaudited)

Jason Ronovech, CFA Portfolio Manager

Performance Highlights

The Sentinel Variable Products Small Company Fund returned -1.34% for the fiscal year ended December 31, 2015, which compares to a return of -4.41% for the Russell 2000 Index. The Morningstar U.S. Insurance Fund Small Growth category posted an average return of -1.59% for the same period.

Equity Market Review

U.S. small cap equities entered the year trading near all-time highs. Global investors appeared to be placing a premium on the relative stability and growth prospects of the U.S. economy in an increasingly uncertain global environment. As a result, given their greater exposure to the domestic economy, small cap valuations were at a premium to historical average and earnings were expected to grow in the double digits. As we moved through the year, initially lower commodity prices and the stronger dollar negatively impacted earnings growth. Then, slower than expected global economic growth reduced expectations on corporate earnings, particularly in globally cyclically oriented industries. In the third calendar quarter of 2015, U.S. small cap equities experienced their largest decline since the third quarter of 2011 as earnings growth further slowed and valuations contracted. Finally, U.S. small cap stocks rallied in October and November, only to sell off 5% in December to finish the full year in negative territory for the first time since 2011 with the Russell 2000 Index declining 4.4%.

Portfolio Review

Health Care was the top performing sector with a return of 20% compared to 8% for the benchmark sector. IPC Health Care (IPCM) was our top performing stock, up 73% over the year. IPCM is a physician practice company providing acute hospitalist and post-acute care services. The company agreed to be acquired by Team Health for $80 per share; our cost basis was $44. Med Assets (MDAS), a provider of spend and clinical resource management services, as well as revenue cycle management products, agreed to be acquired by a private equity firm. The stock returned 50% over the year.

Materials was our second best performing sector, with a return of 15% compared to a decline of 23% in the benchmark sector. Our underweight exposure with only 1% of the portfolio in this underperforming sector coupled with the decision to own Berry Plastics group drove performance. Berry Plastics is a manufacturer of consumer packaging and engineering materials. The company benefitted from steady demand, lower input costs, and executed well on the acquisition front to drive 15% shareholder returns.

Industrials was our most challenging sector with a decline of 12% for the year compared to a decline of 13% for the benchmark sector. Additionally, our average weight of 19% over the year was materially higher than the 13% weight in the benchmark sector. Our principal challenge in the sector was the transportation industry. Genesee & Wyoming, a railroad operator, experienced a significant decline in volumes over the course the year and as a result experienced a 40% stock decline. Swift Transportation, a trucking company, also experienced declines in earnings expectations as a softer demand environment weakened price increase opportunities and excess industry supply pressured operating ratios, causing a 43% decline in the stock.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Consumer Discretionary was another challenging sector, as our holdings declined 12% compared to 11% for the benchmark sector, and our overweight exposure to this under-performing sector impacted contribution to returns. Men’s Wearhouse was our largest detractor, off 67% for the year including 40% in one day, after pre announcing negative sales and earnings results. The Men’s Wearhouse stores continue to expand sales and profits, but the company levered up last year to acquire Jos A Banks. Their attempt to reduce the heavy promotional nature of the concept resulted in a precipitous drop in sales and earnings at Jos A Bank during the quarter. Vitamin Shoppe also experienced a tough year, with the stock off 33%. The operator of nutritional supplement stores faced mixed demand and margin pressure. However, we were encouraged by senior management changes and the implementation of a share repurchase plan and believe the investment has opportunity moving forward.

We will continue to focus on executing our fundamental stock selection and portfolio construction process. We believe that quality small cap companies poised to benefit from improvements in their business model, leadership team, and industry positioning coupled with disciplined valuation analysis to identify favorable entry and exit point’s drives shareholder returns over time.

As always, we appreciate your confidence in us and we will do our very best to help you achieve your investments goals.

Thank you for your continued support.

/s/ Jason Ronovech

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2005 through December 31, 2015

Average Annual Total Returns (as of December 31, 2015)

1 year	3 years	5 years	10 years
-1.34%	12.35%	10.24%	8.14%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2015, as supplemented, for the Sentinel Variable Products Small Company Fund is 0.79%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Small company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than U.S. domestic securities.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe.

An investment cannot be made directly in an index.

Fund Profile

at December 31, 2015

Top Sectors*

Sector	Percent of Net Assets
Health Care	21.5%
Information Technology	20.5%
Industrials	16.4%
Consumer Discretionary	15.8%
Financials	13.3%
Index	4.9%
Materials	1.5%
Energy	1.4%

Top 10 Holdings**

Description	Percent of Net Assets
iShares Russell 2000 Growth ETF	4.9%
Magellan Health Services, Inc.	2.1%
QLogic Corp.	2.0%
TRI Pointe Group, Inc.	2.0%
Bloomin’ Brands, Inc.	1.9%
Endurance Specialty Holdings Ltd.	1.9%
Tower Semiconductor Ltd.	1.7%
Nuance Communications, Inc.	1.7%
Globus Medical, Inc.	1.6%
NICE Systems Ltd.	1.6%
Total of Net Assets	21.4%

*“Top Sectors” includes Domestic Common Stocks, Domestic Exchange Traded Funds, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2015

		Value
	Shares	(Note 2)
Domestic Common Stocks 87.2%
Consumer Discretionary 15.8%
American Eagle Outfitters, Inc.	45,900	$711,450
Ascena Retail Group, Inc.*	36,100	355,585
Bloomin’ Brands, Inc.	55,410	935,875
KB Home	42,900	528,957
MDC Partners, Inc.	34,034	739,218
Oxford Industries, Inc.	8,600	548,852
Penn National Gaming, Inc.*	32,580	521,932
Select Comfort Corp.*	35,170	752,990
Texas Roadhouse, Inc.	15,750	563,377
Tile Shop Holdings, Inc.*	19,700	323,080
TRI Pointe Group, Inc.*	77,900	986,993
Vitamin Shoppe, Inc.*	22,630	740,001
		7,708,310
Energy 1.4%
Dril-Quip, Inc.*	4,156	246,160
Forum Energy Technologies, Inc.*	15,600	194,376
PDC Energy, Inc.*	4,400	234,872
		675,408
Financials 11.7%
East West Bancorp, Inc.	17,450	725,222
Endurance Specialty Holdings Ltd.	14,600	934,254
Evercore Partners, Inc.	9,070	490,415
Glacier Bancorp, Inc.	18,100	480,193
PRA Group, Inc.*	12,850	445,767
PrivateBancorp, Inc.	17,600	721,952
Stifel Financial Corp.*	11,500	487,140
Webster Financial Corp.	19,400	721,486
Western Alliance Bancorp*	20,300	727,958
		5,734,387
Health Care 21.5%
AngioDynamics, Inc.*	43,394	526,803
Bio-Rad Laboratories, Inc.*	4,086	566,565
Bio-Techne Corp.	5,200	468,000
Capital Senior Living Corp.*	35,800	746,788
Computer Programs & Systems, Inc.	10,700	532,325
ExamWorks Group, Inc.*	12,900	343,140
Globus Medical, Inc.*	28,200	784,524
Greatbatch, Inc.*	9,200	483,000
Haemonetics Corp.*	15,580	502,299
HealthSouth Corp.	15,600	543,036
ICON PLC*	6,520	506,604
Magellan Health Services, Inc.*	16,331	1,006,970
NuVasive, Inc.*	9,940	537,853
Omnicell, Inc.*	24,300	755,244
Owens & Minor, Inc.	20,500	737,590
Patterson Cos, Inc.	9,400	424,974
Press Ganey Holdings, Inc.*	9,500	299,725
STERIS PLC	10,100	760,934
		10,526,374
Industrials 16.4%
Clarcor, Inc.	10,374	515,380
Esterline Technologies Corp.*	5,960	482,760
Genesee & Wyoming, Inc.*	9,270	497,706
Healthcare Services Group, Inc.	20,700	721,809
Hub Group, Inc.*	14,070	463,606
Knight Transportation, Inc.	28,250	684,498
Mobile Mini, Inc.	19,600	610,148
MYR Group, Inc.*	18,960	390,766
Quanta Services, Inc.*	26,100	528,525
Regal Beloit Corp.	8,350	488,642
Ritchie Bros Auctioneers, Inc.	18,110	436,632
Team, Inc.*	13,400	428,264
Toro Co.	9,600	701,472
Waste Connections, Inc.	9,200	518,144
Woodward Governor Co.	11,200	556,192
		8,024,544
Information Technology 18.9%
Acxiom Corp.*	27,000	564,840
Aspen Technology, Inc.*	13,000	490,880
Bottomline Technologies de, Inc.*	16,700	496,491
CommVault Systems, Inc.*	13,500	531,225

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Finisar Corp.*	48,200	$700,828
j2 Global, Inc.	6,400	526,848
Microsemi Corp.*	16,200	527,958
Nuance Communications, Inc.*	42,000	835,380
ON Semiconductor Corp.*	45,200	442,960
Open Text Corp.	11,140	533,940
Plantronics, Inc.	9,990	473,726
QLogic Corp.*	81,420	993,324
Rovi Corp.*	11,900	198,254
Ruckus Wireless, Inc.*	7,700	82,467
Rudolph Technologies, Inc.*	34,100	484,902
Tower Semiconductor Ltd.*	59,800	840,788
Xcerra Corp.*	90,400	546,920
		9,271,731
Materials 1.5%
Berry Plastics Group, Inc.*	20,400	738,072
Total Domestic Common Stocks (Cost $37,393,512)		42,678,826
Domestic Exchange Traded Funds 4.9%
Index 4.9%
iShares Russell 2000 Growth ETF (Cost $2,442,112)	17,200	2,397,852
Foreign Stocks & ADR’s 1.6%
Israel 1.6%
NICE Systems Ltd. ADR (Cost $432,915)	13,430	769,807
Real Estate Investment Trusts 1.6%
Financials 1.6%
Corporate Office Properties Trust(a) (Cost $880,843)	34,600	755,318
Institutional Money Market Funds 3.8%
State Street Institutional US Government Money Market Fund (Cost $1,876,354)	1,876,354	1,876,354
Total Investments 99.1% (Cost $43,025,736)†		48,478,157
Other Assets in Excess of Liabilities 0.9%		459,489
Net Assets 100.0%		$48,937,646

*	Non-income producing.

†

Cost for federal income tax purposes is $43,174,722. At December 31, 2015 unrealized appreciation for federal income tax purposes aggregated $5,303,435 of which $7,212,482 related to appreciated securities and $1,909,047 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Page intentionally left blank.

Statement of Assets and Liabilities

at December 31, 2015

	SVP	SVP	SVP
	Balanced	Bond	Common Stock
	Fund	Fund	Fund
Assets
Investments at value	$15,507,880	$59,284,314	$161,216,744
Cash	691	712	8,865
Receivable for securities sold	—	909	—
Receivable for fund shares sold	2,865	67,744	1,507
Receivable for interest	11,883	428,827	—
Receivable for dividends	13,134	—	279,178
Receivable for dividend tax reclaims	157	—	2,981
Total Assets	15,536,610	59,782,506	161,509,275

Liabilities
Payable for securities purchased	212,592	2,406,420	151,040
Payable for fund shares repurchased	187	8,580	51,170
Accrued expenses	13,956	31,238	75,853
Management fee payable	7,190	19,621	69,081
Fund service fee payable	1,307	4,905	13,816
Total Liabilities	235,232	2,470,764	360,960
Net Assets	$15,301,378	$57,311,742	$161,148,315
Shares Outstanding	1,225,530	6,107,280	10,425,677
Net Asset Value and Maximum Offering Price Per Share	$12.49	$9.38	$15.46

Net Assets Represent
Shares of beneficial interest (par value)	$1,226	$6,107	$10,426
Paid-in capital	11,484,098	60,077,498	89,680,120
Accumulated undistributed net investment income (loss)	(15)	7,273	(13,128)
Accumulated undistributed net realized gain (loss) on investments and foreign exchange	(74,093)	(1,820,779)	(700,659)
Unrealized appreciation (depreciation) of investments and foreign exchange	3,890,162	(958,357)	72,171,556
Net Assets	$15,301,378	$57,311,742	$161,148,315
Investments at Cost	$11,617,691	$60,242,671	$89,044,881

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	SVP	SVP
	Mid Cap	Small Company
	Fund	Fund
Assets
Investments at value	$15,648,985	$48,478,157
Receivable for securities sold	—	1,702,071
Receivable for fund shares sold	—	12,255
Receivable for dividends	9,743	17,441
Total Assets	15,658,728	50,209,924

Liabilities
Payable for securities purchased	—	1,197,477
Payable for fund shares repurchased	1,983	10,652
Accrued expenses	15,685	38,921
Management fee payable	6,708	21,023
Fund service fee payable	1,342	4,205
Total Liabilities	25,718	1,272,278
Net Assets	$15,633,010	$48,937,646
Shares Outstanding	1,391,335	4,031,481
Net Asset Value and Maximum Offering Price Per Share	$11.24	$12.14

Net Assets Represent
Shares of beneficial interest (par value)	$1,391	$4,031
Paid-in capital	13,865,267	43,071,802
Accumulated undistributed net investment income (loss)	3,939	18,897
Accumulated undistributed net realized gain (loss) on investments and foreign exchange	427,237	390,495
Unrealized appreciation (depreciation) of investments and foreign exchange	1,335,176	5,452,421
Net Assets	$15,633,010	$48,937,646
Investments at Cost	$14,313,809	$43,025,736

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the fiscal year ended December 31, 2015

	SVP	SVP	SVP
	Balanced	Bond	Common Stock
	Fund	Fund	Fund
Investment Income
Dividends	$201,251 *	$—	$3,889,918 *
Special dividends recognized due to an acquisition**	75,020	—	1,875,500
Interest	102,264	2,153,546 *	54
Total Income	378,535	2,153,546	5,765,472

Expenses
Management advisory fee	87,675	256,780	899,614
Transfer agent fees	4,150	4,300	4,300
Custodian fees	7,100	15,700	11,750
Accounting and administration sevices	15,941	64,195	179,923
Auditing fees	9,500	23,000	54,000
Legal fees	3,100	13,500	31,500
Printing fees	3,250	16,500	23,000
Trustees’ and Chief Compliance Officer’s fees and expenses	4,900	20,250	56,500
Other	3,216	12,872	34,235
Total Expenses	138,832	427,097	1,294,822
Net Investment Income (Loss)	239,703	1,726,449	4,470,650

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	830,925	(623,444)	14,457,956
Foreign currency transactions	(71)	—	(952)
Net realized gain (loss)	830,854	(623,444)	14,457,004
Net change in unrealized appreciation (depreciation) during the period:
Investments	(1,077,294)	(1,781,952)	(18,361,757)
Foreign currency translations	(3)	—	13
Net change in unrealized appreciation (depreciation)	(1,077,297)	(1,781,952)	(18,361,744)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions or Translations	(246,443)	(2,405,396)	(3,904,740)
Net Increase (Decrease) in Net Assets from Operations	$(6,740)	$(678,947)	$565,910

*Net of foreign tax withholding of $2,136 in the SVP Balanced Fund, $485 in the SVP Bond Fund and $34,972 in the SVP Common Stock Fund.

**On Monday, January 26, 2015, Medtronic, Inc. acquired Covidien plc through the formation of a new holding company incorporated in Ireland, Medtronic plc. As a result of the corporate action, a portion of the transaction is being treated as ordinary income.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	SVP	SVP
	Mid Cap	Small Company
	Fund	Fund
Investment Income
Dividends	$172,195 *	$370,767 *
Interest	—	3
Total Income	172,195	370,770

Expenses
Management advisory fee	84,196	275,872
Transfer agent fees	4,250	4,300
Custodian fees	6,150	15,500
Accounting and administration services	16,839	55,175
Auditing fees	9,600	20,000
Legal fees	3,400	11,000
Printing fees	3,500	20,000
Trustees’ and Chief Compliance Officer’s fees and expenses	5,250	17,150
Other	3,824	9,037
Total Expenses	137,009	428,034
Net Investment Income (Loss)	35,186	(57,264)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investments	1,787,136	7,645,785
Net change in unrealized appreciation (depreciation) during the period from investments	(1,990,833)	(7,959,944)
Net Realized and Unrealized Gain (Loss) on Investments	(203,697)	(314,159)
Net Increase (Decrease) in Net Assets from Operations	$(168,511)	$(371,423)

*Net of foreign tax withholding of $2,499 in the SVP Mid Cap Fund and $9,451 in the SVP Small Company Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	SVP		SVP		SVP
	Balanced		Bond		Common Stock
	Fund		Fund		Fund
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$239,703	$206,183	$1,726,449	$1,893,924	$4,470,650	$3,254,605
Net realized gain (loss) on sales of investments and foreign currency transactions	830,854	841,846	(623,444)	(657,496)	14,457,004	20,792,480
Net change in unrealized appreciation (depreciation)	(1,077,297)	133,323	(1,781,952)	1,255,912	(18,361,744)	(4,134,339)
Net increase (decrease) in net assets from operations	(6,740)	1,181,352	(678,947)	2,492,340	565,910	19,912,746

Distributions to Shareholders
From net investment income	(280,988)	(255,911)	(1,906,778)	(2,059,210)	(4,515,545)	(3,268,748)
From net realized gain on investments and foreign currency transactions	(821,531)	(1,001,844)	—	—	(16,507,838)	(23,035,223)
Return of capital	—	(1,005)	—	—	—	—
Total distributions to shareholders	(1,102,519)	(1,258,760)	(1,906,778)	(2,059,210)	(21,023,383)	(26,303,971)

From Share Transactions (see note 4)
Net proceeds from sales of shares	1,423,006	1,612,280	6,268,170	13,366,097	3,551,249	4,762,216
Net asset value of shares in reinvestment of dividends and distributions	1,102,519	1,258,760	1,906,778	2,059,210	21,023,383	26,303,971
	2,525,525	2,871,040	8,174,948	15,425,307	24,574,632	31,066,187
Less: Payments for shares reacquired	(2,077,958)	(3,286,268)	(15,344,053)	(10,455,901)	(41,492,999)	(46,781,643)
Increase (decrease) in net assets from capital share transactions	447,567	(415,228)	(7,169,105)	4,969,406	(16,918,367)	(15,715,456)
Total Increase (Decrease) in Net Assets for period	(661,692)	(492,636)	(9,754,830)	5,402,536	(37,375,840)	(22,106,681)
Net Assets: Beginning of period	15,963,070	16,455,706	67,066,572	61,664,036	198,524,155	220,630,836
Net Assets: End of period	$15,301,378	$15,963,070	$57,311,742	$67,066,572	$161,148,315	$198,524,155
Undistributed Net Investment Income (Loss) at End of Period	$(15)	$(9)	$7,273	$4,467	$(13,128)	$(12,940)

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	SVP		SVP
	Mid Cap		Small Company
	Fund		Fund
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$35,186	$71,791	$(57,264)	$265,940
Net realized gain (loss) on sales of investments	1,787,136	3,434,184	7,645,785	9,922,457
Net change in unrealized appreciation (depreciation)	(1,990,833)	(2,691,897)	(7,959,944)	(6,550,343)
Net increase (decrease) in net assets from operations	(168,511)	814,078	(371,423)	3,638,054

Distributions to Shareholders
From net investment income	(34,495)	(70,680)	—	(282,135)
From net realized gain on investments	(1,323,261)	(3,608,498)	(8,137,598)	(9,103,863)
Total distributions to shareholders	(1,357,756)	(3,679,178)	(8,137,598)	(9,385,998)

From Share Transactions (see note 4)
Net proceeds from sales of shares	1,294,621	1,024,186	1,992,905	2,257,387
Net asset value of shares in reinvestment of dividends and distributions	1,357,756	3,679,178	8,137,598	9,385,998
	2,652,377	4,703,364	10,130,503	11,643,385
Less: Payments for shares reacquired	(2,890,869)	(2,939,379)	(10,619,077)	(10,093,850)
Increase (decrease) in net assets from capital share transactions	(238,492)	1,763,985	(488,574)	1,549,535
Total Increase (Decrease) in Net Assets for period	(1,764,759)	(1,101,115)	(8,997,595)	(4,198,409)
Net Assets: Beginning of period	17,397,769	18,498,884	57,935,241	62,133,650
Net Assets: End of period	$15,633,010	$17,397,769	$48,937,646	$57,935,241
Undistributed Net Investment Income (Loss) at End of Period	$3,939	$3,248	$18,897	$—

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected per share data and ratios. Selected data for a share of beneficial interest outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
				losses on
		Net asset	Net	securities		Dividends	Distributions
	Fiscal year	value,	investment	(both realized	Total from	(from net	(from			Net asset
SVP	(period	beginning	income	and	investment	investment	realized	Return of	Total	value, end
Fund	ended)	of period	(loss)	unrealized)	operations	income)	gains)	capital	distributions	of period
Balanced
	12/31/11	$11.95	$0.21	$0.28	$0.49	$0.30	$0.32	$—	$0.62	$11.82
	12/31/12	11.82	0.19	1.16	1.35	0.27	0.77	—	1.04	12.13
	12/31/13	12.13	0.18	2.10	2.28	0.21	0.67	—	0.88	13.53
	12/31/14	13.53	0.18	0.88	1.06	0.23	0.91	—	1.14	13.45
	12/31/15	13.45	0.20	(0.19)	0.01	0.25	0.72	—	0.97	12.49
Bond
	12/31/11	9.79	0.29	0.40	0.69	0.35	—	0.07	0.42	10.06
	12/31/12	10.06	0.22	0.44	0.66	0.31	0.31	—	0.62	10.10
	12/31/13	10.10	0.26	(0.29)	(0.03)	0.32	—	—	0.32	9.75
	12/31/14	9.75	0.29	0.10	0.39	0.31	—	—	0.31	9.83
	12/31/15	9.83	0.27	(0.40)	(0.13)	0.32	—	—	0.32	9.38
Common Stock
	12/31/11	13.61	0.20	0.09	0.29	0.22	—	—	0.22	13.68
	12/31/12	13.68	0.26	1.80	2.06	0.28	0.31	—	0.59	15.15
	12/31/13	15.15	0.26	4.52	4.78	0.28	1.26	—	1.54	18.39
	12/31/14	18.39	0.30	1.61	1.91	0.33	2.28	—	2.61	17.69
	12/31/15	17.69	0.44	(0.39)	0.05	0.49	1.79	—	2.28	15.46
Mid Cap
	12/31/11	10.79	—	0.39	0.39	—	—	—	0.00	11.18
	12/31/12	11.18	0.03	1.35	1.38	0.03	—	—	0.03	12.53
	12/31/13	12.53	0.01	4.03	4.04	0.01	1.55	—	1.56	15.01
	12/31/14	15.01	0.06	0.66	0.72	0.06	3.22	—	3.28	12.45
	12/31/15	12.45	0.03	(0.17)	(0.14)	0.03	1.04	—	1.07	11.24
Small Company
	12/31/11	14.57	(0.01)	0.45	0.44	—	0.37	—	0.37	14.64
	12/31/12	14.64	0.07	1.58	1.65	0.08	2.08	—	2.16	14.13
	12/31/13	14.13	0.01	4.88	4.89	0.01	2.69	—	2.70	16.32
	12/31/14	16.32	0.07	1.03	1.10	0.08	2.71	—	2.79	14.63
	12/31/15	14.63	(0.02)	(0.15)	(0.17)	—	2.32	—	2.32	12.14

Per share net investment income (loss) for each Fund is calculated utilizing the average shares method unless otherwise noted.

*      Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the Funds’ investment advisor had not waived a portion of its fee.

#      Represents less than 0.5%.

^       Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for the SVP Balanced Fund by 0.47% and the SVP Common Stock Fund by 1.04% for the fiscal year ended December 31, 2015.

Amounts designated as “-” are either zero or represent less than $0.005 or $(0.005).

The accompanying notes are an integral part of the financial statements.

	Ratios/Supplemental Data
			Ratio of net
	Net assets at	Ratio of	investment
	end of	expenses to	income (loss) to	Portfolio
Total return	period (000	average net	average net	turnover
(%)*	omitted)	assets (%)	assets (%)	rate (%)

4.05	$14,926	0.83	1.70	159
11.44	14,433	0.83	1.46	175
18.88	16,456	0.87	1.37	220
7.81	15,963	0.90	1.31	76
0.03	15,301	0.87	1.50 ^	38

7.04	71,131	0.63	2.89	539
6.53	68,313	0.63	2.07	499
(0.33)	61,664	0.67	2.64	256
4.01	67,067	0.65	2.90	117
(1.29)	57,312	0.67	2.69	117

2.10	196,768	0.69	1.47	5
15.10	197,250	0.70	1.73	0	#
31.73	220,631	0.72	1.49	8
10.34	198,524	0.72	1.57	13
0.19	161,148	0.72	2.48 ^	9

3.62	16,134	0.83	(0.03)	45
12.34	15,382	0.84	0.21	26
32.32	18,499	0.84	0.09	40
4.63	17,398	0.83	0.40	66
(1.23)	15,633	0.81	0.21	45

3.02	56,670	0.75	(0.09)	30
11.44	54,505	0.75	0.46	48
34.72	62,134	0.80	0.09	47
6.68	57,935	0.78	0.45	72
(1.34)	48,938	0.78	(0.10)	77

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

(1) Organization:

The Sentinel Variable Products Trust (the “Trust”) is an open-end investment company, registered under the Investment Company Act of 1940 as amended, which continuously offers its shares to separate accounts of insurance companies to serve as investment vehicles for variable life insurance policies and annuity contracts. The Trust consists of five separate and distinct funds: Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Fund and Sentinel Variable Products Small Company Fund, all of which are diversified. The five funds of the Trust are referred to hereinafter collectively as the “Funds”, and individually as a “Fund.”

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Codification Topic 946 — Investment Companies, which is part of GAAP. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:

Equity securities, including Exchange Traded Funds (“ETFs”), that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value, and are reviewed to determine that no material variation exists between cost and market. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in cleared or non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Trustees (the “Board”). The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel Asset Management, Inc. (“SAMI”), a subsidiary of NLV Financial Corporation, and subject to its review and supervision. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator and a subsidiary of SAMI, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by SAMI, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by SAMI for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

B. Fair Value Measurement:

In June 2013, FASB issued Accounting Standards Update (“ASU”) No. 2013-08 “Investment Companies: Amendments to the Scope, Measurement and Disclosure Requirements” that creates a two-tiered approach to assess whether an entity is an investment company. Under ASU 2013-08, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The guidance also requires an investment company to measure non-controlling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management has evaluated the implications of ASU 2013-08 and included disclosures, where applicable.

In response to FASB’s issuance of ASU 2011-4, which contains amendments designed to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards, management has evaluated the implications of these amendments on the financial statements and included disclosures, where applicable, to address the following concerns:

(1) Information about transfers between Level 1 and Level 2 of the fair value hierarchy.

(2) Information about the sensitivity of a fair value measurement categorized within Level 3 of the fair value hierarchy to changes in unobservable inputs and any interrelationships between those unobservable inputs.

(3) The categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position, but for which the fair value of such items is required to be disclosed.

Notes to Financial Statements

In accordance with GAAP regarding fair value measurements, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•        Level 1 — Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts (“ADRs”), domestic ETFs, Standard & Poor’s Depository Receipts and exchange traded derivatives that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

•        Level 2 — Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges, foreign ETFs, forward foreign currency contracts, cleared derivatives, non-exchange traded derivatives and OTC securities (including some ADRs) not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Registered Investment Companies (RICs) that rely on calculated Net Asset Values (NAV’s) would also generally be considered Level 2.

•        Level 3 — Significant unobservable inputs (including non-binding broker quotes or the Valuation Committee’s own assumptions in determining the fair value of investments).

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided would be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments would be classified as Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Trust believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. There have been no significant changes in valuation techniques during the fiscal year, but the Valuation Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes.

The fair value measurements as of December 31, 2015 were as follows:

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
SVP Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities - Assets:
Balanced:
Domestic Common Stocks	$8,476,683	$—	$—	$8,476,683
Foreign Stocks & ADRs:
Netherlands	173,280	—	—	173,280
Switzerland	—	68,950	—	68,950
Institutional Money Market Funds	—	2,795,861	—	2,795,861
Mortgage-Backed Securities	—	3,993,106	—	3,993,106
Totals	$8,649,963	$6,857,917	$—	$15,507,880

Bond:
Bank Loans	$—	$94,816	$—	$94,816
Collateralized Mortgage Obligations	—	2,621,893	—	2,621,893
Domestic Corporate Bonds	—	33,496,416	—	33,496,416
Institutional Money Market Funds	—	4,825,842	—	4,825,842
Mortgage-Backed Securities	—	18,245,347	—	18,245,347
Totals	$—	$59,284,314	$—	$59,284,314

Notes to Financial Statements

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
SVP Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Common Stock:
Domestic Common Stocks	$154,703,454	$—	$—	$154,703,454
Foreign Stocks & ADRs:
Netherlands	2,924,100	—	—	2,924,100
Switzerland	—	1,551,375	—	1,551,375
Institutional Money Market Funds	—	2,037,815	—	2,037,815
Totals	$157,627,554	$3,589,190	$—	$161,216,744

Mid Cap:
Domestic Common Stocks	$13,247,076	$—	$—	$13,247,076
Foreign Stocks & ADRs	314,687	—	—	314,687
Institutional Money Market Funds	—	1,554,022	—	1,554,022
Real Estate Investment Trusts	533,200	—	—	533,200
Totals	$14,094,963	$1,554,022	$—	$15,648,985

Small Company:
Domestic Common Stocks	$42,678,826	$—	$—	$42,678,826
Domestic Exchange Traded Funds	2,397,852	—	—	2,397,852
Foreign Stocks & ADRs	769,807	—	—	769,807
Institutional Money Market Funds	—	1,876,354	—	1,876,354
Real Estate Investment Trusts	755,318	—	—	755,318
Totals	$46,601,803	$1,876,354	$—	$48,478,157

Investments in Securities - Liabilities:
None.

Please refer to each Fund’s Schedule of Investments for more detailed information on specific securities, including industry classifications.

There was no reportable Fair Value Level 3 activity for the fiscal year ended December 31, 2015.

There were no reportable transfers between Level 1, Level 2 and Level 3 investments for the fiscal year ended December 31, 2015.

C. Securities Transactions and Investment Income:

For purposes of the Funds’ financial statements, securities transactions are accounted for on trade date. For purposes of calculating the net asset values (NAVs), securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1) when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2) on occasion, if SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

D. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for gains and losses on mortgage-backed securities payment receipts, foreign currency transactions, real estate investment trust return of capital distributions, net operating losses and dividends paid. The following reclassifications were made to reflect these differences as of December 31, 2015:

		Accumulated
	Accumulated	undistributed
	undistributed	net realized gain
	net investment	(loss) on
SVP Fund	income (loss)	investments	Paid-in capital
Balanced	$41,279	$(41,279)	$—
Bond	183,135	(183,135)	—
Common Stock	44,707	(44,707)	—
Small Company	76,161	(44,952)	(31,209)

Notes to Financial Statements

E. Federal Income Taxes:

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements as a result of these uncertainties. As of December 31, 2015, the Funds did not have any unrecognized tax benefits.

F. Foreign Currency Translations:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities for purposes of the Funds’ financial statements. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Forward Foreign Currency Contracts:

Each Fund may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. A Fund’s risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities. No forward foreign currency contracts were entered into during the fiscal year ended December 31, 2015.

H. Options Contracts:

Each Fund may enter into options contracts.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities and indices of securities prices. A Fund may terminate its position in a put position it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted daily to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The risk associated with purchasing put and call options is limited to the premium paid. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities. Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security or an index of securities is required to deposit cash or securities or a letter of credit as margin to make mark-to-market payments of variation margin as the position becomes unprofitable. Written call options have an unlimited risk of loss if the value of the underlying investment increases.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of security index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of

Notes to Financial Statements

securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an over-the-counter option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

During the fiscal year ended December 31, 2015, none of the Funds entered into options contracts.

I. Futures Contracts:

Each Fund may enter into futures contracts.

When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Any open contract would be recorded as variation margin receivable or payable on the statement of assets and liabilities to the extent such variation margin has not been received or paid and unrealized gain or loss on the statement of operations. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the statement of operations. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts tends to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position tends to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, tends to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it is required to deposit “initial margin” with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party is required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund is obligated to continue to pay variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCMs other customers, potentially resulting in losses to the Fund. Futures contracts involve, to varying degrees, off-balance sheet risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the fiscal year ended December 31, 2015, none of the Funds entered into futures contracts.

J. Swaps:

The SVP Balanced and SVP Bond Funds may enter into swaps agreements.

Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular “notional amount”. Swaps may involve an interest rate (fixed or floating), a commodity price index, or a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A fixed-income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counter-party to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund’s obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund’s risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

During the fiscal year ended December 31, 2015, none of the Funds entered into swaps agreements.

Notes to Financial Statements

K. Repurchase Agreements:

Each Fund, to a limited extent, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. The Funds’ policies require that all repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always be at least equal to 102% of the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2015.

L. Dollar Rolls:

The SVP Balanced and SVP Bond Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended December 31, 2015.

M. Other:

Direct expenses of a Fund are charged to that Fund while common expenses of the Trust are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts. Earnings credits are received from SSB on cash balances and are reflected in the statement of operations as an expense offset. There were no expense offsets for the fiscal year ended December 31, 2015.

(3) Management Advisory Fees and Related Party Transactions:

Pursuant to two Investment Advisory Agreements (“Advisory Agreements”), SAMI manages each Fund’s investments and business operations under the overall supervision of the Trust’s Board of Trustees. SAMI is affiliated with National Life Insurance Company (“NLIC”), which issues variable insurance and annuity products through which the Trust is offered, because NLIC is also a subsidiary of NLV Financial Corporation. SAMI has the responsibility for making all investment decisions for the Funds. As compensation for services rendered under its advisory agreement, each Fund pays to SAMI a monthly fee determined as follows:

a) With respect to SVP Balanced Fund: 0.55% per annum on the average daily net assets of the Fund.

b) With respect to SVP Bond Fund: 0.40% per annum on the average daily net assets of the Fund.

c) With respect to the SVP Common Stock, SVP Mid Cap and SVP Small Company Funds: 0.50% per annum on the first $200 million of average daily net assets of each Fund; 0.45% per annum on the next $300 million of such assets of each Fund; and 0.40% per annum on such assets of each Fund in excess of $500 million.

Sentinel Financial Services Company (“SFSC”), a company in which SAMI and Sentinel Financial Services, Inc., a wholly owned subsidiary of SAMI, are partners, acts as the principal underwriter of shares of the Funds. SFSC receives no compensation from the Trust for acting as principal underwriter.

Each Trustee who is not an affiliate of SAMI receives an annual fee from the Trust of $20,000 plus $2,500 for each regular meeting attended and $1,250 for any special meeting attended. Fees paid to Trustees are generally distributed quarterly on a pro rata basis.

The Funds’ Chief Compliance Officer also serves as Chief Compliance Officer of Sentinel Group Funds, Inc. (“SGF”), a series investment company also advised by SAMI, SAMI itself, and the separate accounts of NLIC which fund its variable life insurance and annuity products. Pursuant to an amended and restated agreement as of November 26, 2007, the Funds and SGF pay 50% of the costs incurred by these Chief Compliance Officer functions, including the salary and benefits of the Funds’ Chief Compliance Officer and his administrative assistant, and the other costs incurred by the Chief Compliance Officer. The Funds and SGF allocate their 50% share of these costs in proportion to net assets. Out-of-pocket costs which can be specifically allocated to a particular entity are so allocated.

Trustees’ and Chief Compliance Officer’s fees and expenses for the fiscal year ended December 31, 2015 were $104,050.

Pursuant to the Fund Services Agreement with SASI, the Trust receives certain transfer agency, fund accounting and administration services. For these services, the Fund Services Agreement provides for the Trust to pay to SASI a fixed fee totaling $20,000 per year for transfer agency services and a fee of 0.10% of average daily net assets of the Funds for fund accounting and administration services. For the fiscal year ended December 31, 2015 these fees totaled $352,072.

As of December 31, 2015, policyholders of variable insurance and annuity products offered by NLIC held ownership in the Funds as follows:

Approximate %
SVP Fund	Ownership
Balanced	88.29%
Bond	26.64%
Common Stock	28.85%
Mid Cap	81.41%
Small Company	59.42%

The shares of the Trust may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2015, the Trust was offered as an investment option by three other insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Trust.

Notes to Financial Statements

(4) Shares of Beneficial Interest Transactions:

There are an unlimited number of authorized shares for each Fund in the Trust. Each share has a par value of $0.001. Transactions in shares for the fiscal year ended December 31, 2015 and the fiscal year ended December 31, 2014 were as follows:

		Shares issued in		Net increase
		reinvestment of		(decrease) in
		dividends and	Shares	shares
SVP Fund	Shares sold	distributions	reacquired	outstanding
Fiscal Year Ended December 31, 2015
Balanced	104,686	87,780	153,777	38,689
Bond	634,489	203,468	1,556,208	(718,251)
Common Stock	199,017	1,338,881	2,337,634	(799,736)
Mid Cap	100,582	119,684	226,023	(5,757)
Small Company	134,493	645,340	708,980	70,853
Fiscal Year Ended December 31, 2014
Balanced	116,001	92,350	237,697	(29,346)
Bond	1,324,071	209,696	1,035,307	498,460
Common Stock	251,045	1,455,744	2,478,278	(771,489)
Mid Cap	67,248	289,964	192,148	165,064
Small Company	138,276	634,072	618,157	154,191

From time to time the Funds may have a concentration of several policyholders, insurance companies or insurance products holding a significant percentage of shares outstanding. Investment activities of these parties could have a material impact on the Funds. The latest Statement of Additional Information has more details about the Fund’s shareholders that own beneficially 5% or more of the voting stock of any Fund and is available, without charge, upon request by calling (800) 537-7003.

(5) Investment Transactions:

Purchases and sales (excluding short-term obligations, forward foreign currency contracts and futures contracts) for the fiscal year ended December 31, 2015 were as follows:

	Purchases of		Sales of Other
	Other than U.S.	Purchases of	than U.S.	Sales of U.S.
	Government	U.S. Government	Government	Government
	Direct and	Direct and	Direct and	Direct and
	Agency	Agency	Agency	Agency
SVP Fund	Obligations	Obligations	Obligations	Obligations
Balanced	$867,315	$4,284,853	$2,202,267	$4,225,081
Bond	15,236,992	55,621,322	20,836,790	54,604,934
Common Stock	16,027,156	—	49,503,255	—
Mid Cap	7,224,734	—	10,016,472	—
Small Company	41,002,765	—	50,778,320	—

(6) Distributions to Shareholders:

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by a Fund after December 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by a Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Pre-enactment losses may be more likely to expire unused since the Act prescribes that post-enactment losses must be utilized first.

At December 31, 2015, the Trust had tax basis capital losses which may be used to offset future capital gains as follows:

	Capital Loss	Expiring
SVP Fund	Carry Forward	on 12/31
Bond	$796,385	No Expiration (Short-Term)
	914,012	No Expiration (Long-Term)
$1,710,397

It is unlikely that a capital gains distribution will be paid until net gains have been realized in excess of such capital loss carry forwards.

Notes to Financial Statements

Net capital losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from November 1, 2015 to December 31, 2015, the Funds elected to defer until the first business day of 2016 for U.S. Federal income tax purposes net capital losses as stated below:

	Short-Term	Long-Term
	Capital Losses	Capital Losses
SVP Fund	Deferred	Deferred	Total
Balanced	$65,667	$13,919	$79,586
Bond	35,285	70,476	105,761
Common Stock	1,096,792	251,564	1,348,356
Small Company	170,752	—	170,752

Net specified ordinary losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from January 1, 2015 through December 31, 2015, the Funds elected to defer until the first business day of the next taxable year for U.S. Federal Income tax purposes net specified ordinary losses as stated below:

Specified Ordinary
SVP Fund	Losses Deferred
Balanced	$15
Common Stock	188

The tax character of distributions paid during the fiscal year ended December 31, 2015 were as follows:

	Ordinary	Long-Term	Return of
SVP Fund	Income	Capital Gain	Capital	Total
Balanced	$278,603	$823,916	$—	$1,102,519
Bond	1,906,778	—	—	1,906,778
Common Stock	5,311,295	15,712,088	—	21,023,383
Mid Cap	34,495	1,323,261	—	1,357,756
Small Company	—	8,137,598	—	8,137,598

The tax character of distributions paid during the fiscal year ended December 31, 2014 were as follows:

	Ordinary	Long-Term	Return of
SVP Fund	Income	Capital Gain	Capital	Total
Balanced	$256,340	$1,001,415	$1,005	$1,258,760
Bond	2,059,210	—	—	2,059,210
Common Stock	3,447,230	22,856,741	—	26,303,971
Mid Cap	405,936	3,273,242	—	3,679,178
Small Company	696,661	8,689,337	—	9,385,998

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Currently	Currently Distributable	Unrealized
	Distributable	Long-Term Capital Gain	Appreciation
SVP Fund	Ordinary Income	or Capital Loss Carryover	(Depreciation)
Balanced	$—	$24,220	$3,871,460
Bond	7,273	(1,710,397)	(962,979)
Common Stock	—	838,867	71,967,753
Mid Cap	3,939	443,133	1,319,280
Small Company	—	710,957	5,303,435

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

(7) Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(8) Subsequent Events:

Effective January 1, 2016, SAMI has contractually agreed to waive fees or reimburse certain expenses in order to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for SVP Balanced Fund, on an annualized basis, to 0.85% of average daily net assets until April 30, 2017.

Management has also evaluated other subsequent events for possible recognition or disclosure and determined that none would require disclosure in the Fund’s financial statement through the date they are issued.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Sentinel Variable Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Fund and Sentinel Variable Products Small Company Fund of the Sentinel Variable Products Trust (the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2016

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example

When you allocate to one or more of the Sentinel Variable Products Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of allocating to the Funds and to compare these costs with the ongoing costs of allocating to other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/15 through 12/31/15.

Actual Expenses

The first line of each Fund entry in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid from 07/01/15 through 12/31/15 to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund entry in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of allocating to a specific Sentinel Variable Products Trust Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchases shares of the Funds to serve as investment vehicles under variable life insurance policies or variable annuity contracts issued by them. If such expenses were included, the overall expenses shown in the table below would be higher and the ending account values would be lower.

						Expenses Paid
			Beginning	Ending		from 7/1/2015
	Total Return	Total Return	Account Value	Account Value	Annualized	through
SVP Fund	Description	Percentage	7/1/2015	12/31/2015	Expense Ratio	12/31/2015*
Balanced	Actual Hypothetical (5% per year before expenses)	-0.27%	$1,000.00	$997.31	0.87%	$4.38
		2.08%	1,000.00	1,020.82	0.87%	4.43

Bond	Actual Hypothetical (5% per year before expenses)	-1.19%	1,000.00	988.12	0.67%	3.36
		2.18%	1,000.00	1,021.83	0.67%	3.41

Common Stock	Actual Hypothetical (5% per year before expenses)	-0.65%	1,000.00	993.49	0.72%	3.62
		2.16%	1,000.00	1,021.58	0.72%	3.67

Mid Cap	Actual Hypothetical (5% per year before expenses)	-6.27%	1,000.00	937.28	0.82%	4.00
		2.11%	1,000.00	1,021.07	0.82%	4.18

Small Company	Actual Hypothetical (5% per year before expenses)	-7.65%	1,000.00	923.52	0.77%	3.73
		2.13%	1,000.00	1,021.32	0.77%	3.92

* Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Information and Services for Shareholders (Unaudited)

Federal Tax Status of Dividends and Distributions

Certain tax information for the Sentinel Variable Products Trust Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2015.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

	Dividends	Qualified	Long-Term
	Received	Dividend	Capital Gain
SVP Fund	Deduction	Income	Distribution
Balanced	55.48%	64.32%	$823,916
Common Stock	64.86	73.65	15,712,088
Mid Cap	100.00	100.00	1,323,261
Small Company	49.97	67.97	8,137,598

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Variable Products Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge online at www.nationallifegroup.com under “Customer Support”, then “Funds and Prospectus”, and at www.sec.gov, or by calling (800) 537-7003.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

Board Approval of Investment Advisory Agreements (Unaudited)

Sentinel Variable Products Trust (the “Trust”) has entered into investment advisory agreements (the “Advisory Agreements”) with Sentinel Asset Management, Inc. (the “Advisor”) with respect to its five series funds (each a “Fund” and collectively the “Funds”). The Advisory Agreements consist of an agreement dated November 1, 2000 (as amended November 19, 2008) relating to the Common Stock, Mid Cap and Small Company Funds and an agreement dated November 8, 2002 relating to the Balanced and Bond Funds. As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Trustees (the “Board”) considers the continuance of the Advisory Agreements on an annual basis. On August 13, 2015, the Board approved the continuance of the Advisory Agreements for an additional year.

Contract Review Process

The Board discusses the Funds’ investment advisory arrangements with the Advisor on a regular basis. In connection with the Board’s most recent consideration of the Advisory Agreements, the Advisor provided the Trustees with the information described below. In addition, the Trust’s counsel, which is independent of the Advisor, provided a memorandum to the Trustees describing the legal standards for their consideration of the proposed approvals. The Trustees who are not interested persons of the Trust (as such persons are defined in the Investment Company Act) (the “Independent Trustees”) held a telephonic meeting with the Trust’s counsel on July 23, 2015 to consider these materials and the proposed continuance of the Advisory Agreements. Following this meeting, the Independent Trustees requested and received additional information from the Advisor. The Board, including all of the Independent Trustees, met on August 13, 2015 to further consider the proposed continuance of the Advisory Agreements. During this meeting, the Advisor reviewed the performance of the Funds and the profitability to the Advisor and its affiliates of their relationships with the Funds. The Trust’s counsel attended such meeting. At the conclusion of the meeting, based on the considerations described in more detail below, the Trustees, including all of the Independent Trustees, unanimously approved the continuance of the Advisory Agreements for an additional year.

In reaching their determinations with respect to each Fund regarding the continuance of the Advisory Agreements, the Trustees considered all factors they believed relevant, including the following:

•     information provided by Morningstar Associates, LLC (“Morningstar”), an independent third party, comparing the performance of each Fund to the performance of other funds, including variable product funds, with similar investment objectives;

•     the nature, extent and quality of investment services rendered by the Advisor;

•     revenue received by the Advisor and its affiliates in respect of the Funds;

•     the costs borne by, and profitability of, the Advisor in providing services to the Funds;

•     comparative fee and expense data for each Fund and other funds with similar investment objectives not managed by the Advisor;

•     the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors;

•     the Advisor’s policies and practices regarding allocation of portfolio transactions of the Funds, and the extent to which the Advisor benefits from soft dollar arrangements;

•     any indirect benefits that the Advisor and its affiliates receive from their relationships to the Funds;

•     information about fees charged by the Advisor to other clients with similar objectives;

•     the professional experience and qualifications of each Fund’s portfolio manager(s) and other senior personnel of the Advisor;

•     the compliance record of the Advisor and affiliates under applicable securities and other laws, and under the Advisor’s internal compliance program; and

•     the terms of each Advisory Agreement.

The Board’s conclusions on a series of points relating to the Advisor, the services it provides and the Advisory Agreements are summarized below. The conclusions were based on the review described above.

The Advisor’s Personnel and Investment Process

Each quarter the Trustees discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Morningstar.

The Board determined the Advisor is an asset management firm with appropriate knowledge and experience to manage the Funds. In addition, the Board noted that it appeared the Advisor’s resources, organization and history would allow it to continue to provide consistent services to the Funds.

Fund Performance

The Board receives performance data at least quarterly but, consistent with the Advisor’s investment goals, the Board attaches importance to Funds’ performance over relatively long periods of time, typically at least three years. The Board monitors the Advisor’s efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness.

At the July and August 2015 meetings, the Board considered the Funds one, three, five and ten year net returns as of March 31, 2015 as compared to net return information provided by Morningstar for each Fund’s performance universe identified by Morningstar. The Board also considered information prepared by Morningstar covering other time periods. The Board considered the performance of each Fund i) as a percentage return compared to the return of other funds, including variable product funds, with similar investment objectives and ii) as a percentile rank among all such other funds. Information provided by Morningstar indicated that all of the Funds had total returns in the top three quintiles compared to their category for the most recent five year period, and the Small Cap Fund also had returns in the top three quintiles for the most recent one year and three year periods. The Morningstar report also showed information relating to each Fund’s risk-adjusted performance. This information was based on the Sharpe ratio (a recognized measure of risk-adjusted performance) and showed that a majority of the Funds had a Sharpe ratio in the top three quintiles for the three year period and top two quintiles for the five year periods.

Board Approval of Investment Advisory Agreements

The Board discussed with the Advisor the portfolio management of each of the Funds, including the relatively poorer performing Funds, in relation to their Morningstar peers and the specific reasons for any underperformance. With respect to the relatively poorer performing Funds, including the Bond and Mid-Cap Funds, management provided supplemental information relating to the Funds’ investment strategies or other factors (such as relative size) that had impacted relative performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of and related information for each of the Funds and the Advisor supported the continuation of each Advisory Agreement.

Advisory Fees and Other Expenses

The Board reviewed each Fund’s annual expense ratio, which reflects asset-based costs such as advisory fees, accounting and administrative costs and the effects of any fee waivers. The Board then compared each Fund’s expense ratio to the average expense ratio of the similar funds provided by Morningstar. The Board noted that the net expense ratio of a majority of the Funds ranked in the top half (lower expenses) of their Morningstar peers for the most recent annual period reported by Morningstar. The Board also considered the advisory fee rates charged by the Advisor for managing mutual fund portfolios that are similar to the Funds but available to the public. The Board noted that the advisory fees for all of the Funds ranked in the top two quintiles compared to their Morningstar peers for the most recent annual period reported by Morningstar, indicating that the advisory fee rates for the Funds were all lower than their respective peer group median for that period. After reviewing this and related information, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the fees and expenses of each of the Funds supported the approval of the Advisory Agreements.

Profitability

The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Trustees also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2014 pretax profitability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the profitability of several publicly held investment management companies.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the cost allocation methodologies were reasonable, and that the profitability of the Advisor was not inconsistent with other industry data.

Economies of Scale

The Board considered whether there had been economies of scale in respect of the management of the Funds, and whether each Fund has appropriately benefited from any available economies of scale. The Trustees recognized that the fee schedules in the Advisory Agreement for the Common Stock, Mid Cap and Small Company Funds each have breakpoints that reduce the advisory fee rate as the Fund’s assets increase above certain levels. They also considered the current level of assets of each Fund. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each Advisory Agreement, that the Funds appropriately participate in economies of scale.

Conclusion

Based on the review process described above, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements. In arriving at its decision, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together and different Trustees may have attributed different weights to the various factors considered.

Trustees (Unaudited)

There are four Trustees of Sentinel Variable Products Trust. The Trustees are responsible for oversight of the five Funds currently comprising Sentinel Variable Products Trust. Information about the three independent Trustees is set forth below. Information concerning the one affiliated Trustee is set forth under “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Trustees and is available, without charge, upon request by calling (800) 537-7003.

Position and Length
Name, Address, Age	of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
William D. McMeekin (71) National Life Drive Montpelier, VT 05604	Trustee, since 2000; Audit Committee Chair, since 2013

TD Banknorth, N.A. (formerly Banknorth Vermont) — Former Executive Vice President, Commercial Services — from 2005 to 2007; Senior Vice President & Senior Lending Officer, from 2001 to 2005; The Howard Bank — Community President, from 2000 to 2001

None

Michael W. Nobles (46) National Life Drive Montpelier, VT 05604	Trustee, since 2013

Union Mutual of Vermont Companies — President and Chief Executive Officer, since 2014; Chief Operating Officer and Treasurer, from 2013 to 2014; Senior Vice President, Chief Financial Officer and Treasurer, from 2011 to 2013; Vice President of Finance & Treasurer, from 2006 to 2011

None

Nancy F. Pope (62) National Life Drive Montpelier, VT 05604	Trustee, since 2007

Northfield Savings Bank — Director (Chair), from 2013 to 2015; Director, from 1995 to 2013; Spaulding High School Union District — Director, from 2008 to 2011; Governor’s Institute of Vermont — Trustee, from 2007 to 2008; Barre Town School District — Director (Chair), from 1995 to 2004; Aldrich Public Library — Trustee (Chair), since 2002 and from 1993 to 2000

None

Officers (Unaudited)

Information relating to the one Trustee who is an officer and “interested person” of the Funds as defined in the Investment Company Act of 1940, as amended, and to the other officers of the Funds is set forth below.

Position and Length
Name, Address, Age	of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Mehran Assadi (57)** National Life Drive Montpelier, VT 05604	Chair and Trustee, since 2009

National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) — President and Chief Executive Officer, since 2009; President — Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation - President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009; Sentinel Group Funds, Inc. (“Sentinel Funds”) — Chairperson, since March 2015

N/A

Thomas H. Brownell (55) National Life Drive Montpelier, VT 05604	President, since 2013

National Life — Executive Vice President and Chief Investment Officer, since 2013; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. (“Advisor”) — President and Chief Executive Officer, since 2013; Sentinel Funds — Director, since March 2015; President and Chief Executive Officer, since 2013

N/A

D. Russell Morgan (60) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since 2004; Secretary, from 2000 to 2005

Advisor; National Variable Annuity Account II; National Variable Life Insurance Account — Chief Compliance Officer, since 2004; Sentinel Funds — Chief Compliance Officer, since 2004; Secretary, from 1988 to 2005; National Life — Assistant General Counsel, from 2001 to 2005; Equity Services, Inc. — Counsel, from 1986 to 2005; Advisor, Sentinel Administrative Services Company (“SASC”), Sentinel Financial Services Company (“SFSC”) — Counsel, from 1993 to 2005

N/A

Lisa F. Muller (8) National Life Drive Montpelier, VT 05604	Secretary, since 2008

SASI — President, Chief Executive Officer and Senior Counsel, since October 2015; Senior Counsel and Chief Operating Officer, from August 2015 to October 2015; Advisor — Senior Counsel and Chief Operating Officer, since August 2015; SFSC — Senior Counsel, since 2011; Counsel, from 2008 to 2011; National Life; Advisor; SASI — Senior Counsel, from 2011 to August 2015; Counsel, from 2008 to 2011; Sentinel Funds — Secretary, since 2008; State of Vermont, Department of Banking and Insurance — Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell — Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois — Law Clerk, from 2002 to 2004

N/A

John K. Landy (56) National Life Drive Montpelier, VT 05604	Vice President, since 2004	SASI — Senior Vice President, since 2006; Sentinel Funds — Vice President, since 2003; SASC — Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A

Thomas P. Malone (59) National Life Drive Montpelier, VT 05604	Vice President & Treasurer, since 2000	SASI — Vice President, since 2006; Sentinel Funds — Vice President and Treasurer, since 1997; SASC — Vice President, from 1998 to 2006	N/A

Scott G. Wheeler (50) National Life Drive Montpelier, VT 05604	Assistant Vice President & Assistant Treasurer, since 2004

SASI — Vice President, since 2007; Assistant Vice President, from 2006 to 2007; Sentinel Funds — Assistant Vice President and Assistant Treasurer, since 1998; SASC — Assistant Vice President, from 1998 to 2006

N/A

Lindsay E. Staples (34) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009

National Life — Senior Securities Paralegal, since 2010; Sentinel Funds — Assistant Secretary, since 2010 and from 2007 to 2009; National Life — Senior Compliance Associate, from 2009 to 2010; National Life — Securities Paralegal, from 2007 to 2009; Holman Immigration — Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr — Paralegal, from 2004 to 2006

N/A

* Each officer is elected by, and serves at the pleasure of, the Board of the Funds.

** Mr. Assadi is an “interested person” of the Funds because he is the President and Chief Executive Officer of the Advisor’s parent company.

Investment Advisor

Sentinel Asset Management, Inc.

Principal Underwriter

Sentinel Financial Services Company

Counsel

Sidley Austin LLP

Custodian

State Street Bank & Trust Company —

Kansas City

Transfer Agent, Shareholder Servicing Agent and Administrator

Sentinel Administrative Services, Inc.

One National Life Drive, Montpelier, VT 05604

Sentinel is headquartered above the noise of Wall Street, in Montpelier, Vermont.

We are an integral part of National Life Group, a mutually-held family of financial service companies with roots dating back to 1848.

Sentinel’s range of actively managed mutual funds are designed to find attractive returns through the combination of quantitative analysis and deep fundamental research.

Learn more about Sentinel:

800.282.FUND

www.sentinelinvestments.com

@sentinelinvest

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

This annual report is authorized for distribution to prospective investors only when preceded by an effective Prospectus.

Before investing, carefully consider a fund’s objectives, risks, charges and expenses. Summary and full prospectuses containing this and other information are available from sentnelinvestments.com. Please read them carefully.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com. 63061 SF0942(0216)

ITEM 2. CODE OF ETHICS

(a) As of December 31, 2015, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended December 31, 2015 to any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(d) There were no waivers granted during the fiscal year ended December 31, 2015 from any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(e) Not applicable.

(f) A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Trustees has determined that Michael W. Nobles is the Audit Committee Financial Expert serving on the Registrant’s Audit Committee and that Mr. Nobles is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2014	$86,400
2015	$93,312

(b) Audit-Related Fees.  PricewaterhouseCoopers billed the Registrant’s transfer agent, Sentinel Administrative Services Inc. (“SASI”), aggregate fees for services which related to the SASI SAS 70 or SSAE 16 report, as the case may be, in the last two fiscal years as follows

2014	$68,850
2015	$0.00

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Registrant’s applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2014	$23,000
2015	$24,080

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant’s Audit Committee is to pre-approve (or establish a policy for the pre-approval of) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve non-auditing services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b), (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant’s financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

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ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) Not applicable.

(b) Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

3

There were no changes in the Registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Variable Products Trust

By:	/s/ Thomas H. Brownell
Thomas H. Brownell,
President

Date: March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas H. Brownell
Thomas H. Brownell,
President

Date: March 7, 2016

By:	/s/ Thomas P. Malone
Thomas P. Malone,
Vice President & Treasurer

Date: March 7, 2016

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